Commission File No. 333-5208
                                                    Commission File No. 811-9156

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 1

                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 1

                        PROACTIVE Asset Allocation Funds
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

        500 Chesterfield Center, Suite 250, Chesterfield, Missouri 63017
        ----------------------------------------------------------------
                (Address of Principal Executive Offices-Zip Code)

        Registrant's Telephone Number, including Area Code: (314)530-7575

                 Jeffrey J. Unterreiner, Chairman and President
                 ----------------------------------------------
        500 Chesterfield Center, Suite 250, Chesterfield, Missouri 63017
        ----------------------------------------------------------------
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

     It is proposed that this filing will become effective (check appropriate box).
      -----
     / XX  /  immediately upon filing pursuant to paragraph (b) of Rule 485
      -----
     /     /  on (date) pursuant to paragraph (b) of Rule 485.
      -----
     /     /  60 days after filing pursuant to paragraph (a)(1).
      -----
     /     /  on (date) pursuant to paragraph (a)(1).
      -----
     /     /  75 days after filing pursuant to paragraph (a)(2).
      -----
     /     /  on (date) pursuant to paragraph (a)(2) on Rule 485.
      -----

If appropriate, check the following box:
      -----
     /     /  This post-effective amendment designates a new effective
      -----   date for a previously filed post-effective amendment.

Indefinite number of shares registered under Rule 24f-2 by filing of a Pre-Effective Amendment No. 1, effective September 20, 1996. The 24f-2 Notice for the fiscal year ended December 31, 1996, was filed with the Commission on February 20, 1997.

                       PROACTIVE ASSET ALLOCATION FUNDS'
                           OPTI-flex(R) DYNAMIC FUND
                       CROSS REFERENCE SHEET TO FORM N-1A
                       ----------------------------------


Part A.
-------

Item A.              Prospectus Caption
-------              ------------------

1                    Cover Page

2                    Highlights
                     Synopsis of Financial Information

3                    Not Applicable

4                    The Trust and its Management
                     Investment Objective and Risks

5                    The Trust and its Management
5A                   Performance

6(a)                 Other Information - Shares of Beneficial Interest
6(b)                 Not Applicable
6(c)                 Other Information - Shares of Beneficial Interest
6(d)                 Not Applicable
6(e)                 Highlights
6(f)(g)              Income Dividends and Taxes
6(h)                 Not Applicable

7(a)                 The Trust and its Management
7(b)                 How Net Asset Value is Determined
                     How to Buy Shares
7(c)                 How To Buy Shares
                     Exchange Privilege
                     Other Shareholder Services
7(d)                 How To Buy Shares
                     Highlights
7(e)                 How To Buy Shares
7(f)                 Distribution Plan

8(a)                 How To Make Withdrawals (Redemptions)
8(b)                 How To Make Withdrawals (Redemptions)
8(c)                 Shareholder Accounts
8(d)                 How To Make Withdrawals (Redemptions)

9                    Not Applicable

                        PROACTIVE ASSET ALLOCATION FUNDS
                           OPTI-flex(R) DYNAMIC FUND
                       500 Chesterfield Center, Suite 250
                             Chesterfield, MO 63017
                                  888-776-2284
                                  314-530-7575


     The PROACTIVE Asset Allocation Funds are organized as a business trust (the "Trust") consisting of one portfolio (the "OPTI-flex(R) Dynamic Fund" or the "Fund"). The Fund's objective is to seek a high total return over the long-term consistent with exhibiting less investment risk than a portfolio consisting solely of common stocks. In seeking to meet its objective, the Fund allocates its assets for investment, primarily through mutual funds, among the following market segments: domestic and foreign stocks, domestic and foreign bonds, money market instruments and gold.

                             ADDITIONAL INFORMATION


     This Prospectus sets forth basic information about the Trust and the Fund that a prospective investor should know before investing and it should be retained for future reference. A STATEMENT OF ADDITIONAL INFORMATION, dated __________, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by contacting the Trust at the address given above or by calling 1-888-587-3539 or (614) 798-3149.




THESE SECURITIES HAVE NOT BEEN     TABLE OF CONTENTS
APPROVED OR DISAPPROVED BY THE                                             Page
SECURITIES AND EXCHANGE            Highlights ............................ 2
COMMISSION OR ANY STATE            Synopsis of Financial Information ..... 3
SECURITIES COMMISSION, NOR HAS     Financial Highlights .................. 4
THE SECURITIES AND EXCHANGE        Performance Comparison ................ 5
COMMISSION OR ANY STATE            Investment Objective and Policies ..... 7
SECURITIES COMMISSION PASSED       Securities and Investment Practices ... 9
UPON THE ACCURACY OR ADEQUACY      The Trust and Its Management .......... 15
OF THIS PROSPECTUS. ANY            How To Buy Shares ..................... 17
REPRESENTATION TO THE CONTRARY     How To Make Withdrawals (Redemptions) . 20
IS A CRIMINAL OFFENSE.             Other Shareholder Services ............ 21
                                   Shareholder Accounts .................. 21
                                   Distribution Plan ..................... 22
                                   Income Dividends and Taxes ............ 23
                                   How Net Asset Value is Determined ..... 24
                                   Performance Information and Reports ... 24
                                   Other Information ..................... 25



INVESTMENT ADVISER: PROACTIVE MONEY MANAGEMENT, INC.

                        PROSPECTUS DATED _________, 1997

--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------


     INVESTMENT OBJECTIVE: OPTI-flex(R) Dynamic Fund's investment objective is to seek a high total return over the long-term consistent with exhibiting less investment risk than a portfolio consisting solely of common stocks. In seeking to meet its objective, the Fund allocates its assets for investment, primarily through mutual funds, among the following market segments: domestic and foreign stocks, domestic and foreign bonds, money market instruments and gold. See "Investment Objective and Policies."


     LIQUIDITY: As an open-end investment company, the Fund continuously offers and redeems shares of beneficial interest at the next determined net asset value per share. See "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."


     NON-DIVERSIFICATION: The Fund is by definition a non-diversified fund. It may invest more than 5% of its assets in the securities of a single issuer, including a single mutual fund. The Fund may invest all of its assets in the shares of other mutual funds.

     SALES CHARGES: Shares are sold at net asset value without an initial sales charge but if held for less than one year, a contingent deferred sales charge equal to 1% of the lesser of the current market value or the cost of the shares being redeemed will apply. See "Synopsis of Financial Information", "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."


     MINIMUM INVESTMENT: A minimum investment of $5,000 is required to open an account, except an IRA account for which the minimum is $4,000. Subsequent investments must be at least $100. The Fund has the right to redeem the shares in an account and pay the proceeds to the shareholder if the value of the account drops below $2,500 ($2,000 for an IRA) because of shareholder redemptions. The shareholder will be given 30 days written notice and an opportunity to restore the account to $2,500 ($2,000 for an IRA). An account will be required to have a net asset value of $10,000 or double the minimum investment of $5,000 (IRA accounts will be subject to the same $10,000 threshold) on the first trading day of the Fund following April 30 of each year in order to avoid the annual account maintenance fee of $10.00. See "How to Buy Shares - Annual Maintenance Fee" below. See "How to Buy Shares", "Other Shareholder Services" and "Shareholder Accounts."

     INVESTMENT ADVISER AND MANAGER: PROACTIVE Money Management, Inc. is the Fund's Investment Adviser and Manager (the "Investment Adviser" or the "Manager"). The Manager has served as an investment adviser to individuals, trusts and corporations for over eleven years. See "The Trust and Its Management."

     SHARES AVAILABLE THROUGH: The Fund's transfer agent, Mutual Funds Service Co. ("MFSCO"). See "The Trust and Its Management."

     DISTRIBUTION PLAN: The Fund has adopted a Rule 12b-1 distribution plan for using as much as 75/100 of 1% of net assets annually to aid in the distribution of shares. The Fund has adopted a service plan for using as much as 25/100 of 1% of net assets annually to aid in the distribution of shares. See "Distribution Plan."

     HOW TO BUY SHARES: Complete the New Account Application and forward with payment as directed. Orders accompanied by payment (ordinary check, bank check, bank wire, and money order) are accepted immediately and priced at the next determined net asset value per share after receipt of the order. See "How to Buy Shares" and "How Net Asset Value is Determined."

     RISK FACTORS: The Fund concentrates its investments in the shares of other investment companies. Consequently, in addition to bearing his proportionate share of the expenses of the Fund, a shareholder also indirectly bears similar expenses of the underlying investment companies. The Fund may invest, directly or through investment companies, in what are sometimes referred to as "junk bonds." Such securities are speculative investments which carry greater risks than higher quality debt securities. The Fund may invest, through investment companies, in foreign securities which may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuation. The Fund may use various investment techniques to hedge the Fund's risks, including futures contracts and options. Special risk factors apply to those investments. See "Investment Objective and Policies" and "Securities and Investment Practices" for a more detailed description of the risks associated with an investment in the Fund.

     SHAREHOLDER INQUIRIES: Shareholder inquiries should be directed to the Fund by writing the Fund c/o Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, or calling 1-888-587-3539. To protect the confidentiality of shareholder accounts, information relating to a specific account will be disclosed pursuant to a telephone inquiry if the shareholder identifies the account by account number or by the taxpayer identification number listed on the account.


--------------------------------------------------------------------------------
                       SYNOPSIS OF FINANCIAL INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load Imposed
          on Purchases (as a percentage
          of offering price)....................................   none
     Maximum Deferred Sales Load (as a percentage
          of original purchase price or redemption
          proceeds, as applicable)1.............................   1.00%
     Maximum Sales Load Imposed on Reinvested
          Dividends (as a percentage of
          offering price).......................................   none
     Redemption Fees (as a percentage of amount
          redeemed, if applicable)..............................   none
     Exchange Fee...............................................   none
     Annual Account Maintenance Fee (for
          accounts under $10,000)...............................   $10.00

ANNUAL FUND OPERATING EXPENSES
     (As a percentage of average net assets)
     Management Fees............................................   0.75%
     12b-1 Fees.................................................   0.75%
     Other Expenses
       (After Expense Reimbursements)*..........................   0.64%
     Service Fees2..............................................   0.25%
                                                                   ----
     TOTAL FUND OPERATING EXPENSES .............................   2.39%
       (After Expense Reimbursements)*



--------------------------------------------------------------------------------
                                                 Cumulative Expenses
                                                 Paid for the Period of:
EXAMPLE:                                         1 Year         3 Years
                                                 ------         -------
--------------------------------------------------------------------------------
You would pay the following expense on a
$1,000 investment, assuming (1) a 5% annual
return throughout the period and (2)
redemption at the end of each time period:        $34             $75
You would pay the following expenses on the
same $1,000 investment assuming no redemption
at the end of the period:                         $24             $75
-----------------------------------------------


*Expenses used in these illustrations are based upon expenses actually incurred by the Fund for the period October 1 through December 31, 1996. During the period ended December 31, 1996, the Manager reimbursed expenses in order to reduce the operating expenses of the Fund. Had operating expenses not been reimbursed Other Expenses and Total Fund Operating Expenses, as a percentage of average net assets, would have been 12.86% and 14.61%, respectively. The Manager presently intends to reimburse the Fund through an expense reimbursement fee to the extent necessary to keep total expenses at 2.40% of average daily net assets. The Manager may change this policy at any time without notice to shareholders. This would, in some circumstances, have a material adverse effect on the net income of the Fund, and the return earned by shareholders. For planning purposes, prospective investors and shareholders should understand that any reimbursements are voluntary and cannot be guaranteed.
--------------------------------------------------------------------------------


1 A deferred sales charge on the shares of the Fund applies only if redemption occurs within one year from purchase. See page 18.

2 100% of the service fee is allocated to National Association of Securities Dealers, Inc. ("NASD") member firms (including securities dealers that may be affiliates of the Distributor) for continuous personal service by such members to investors in the Fund, such as responding to shareholder inquiries, quoting net asset values, providing current marketing material and attending to other shareholder matters.

     The expense table is meant to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Fund does not impose an exchange fee or redemption fee. For more complete descriptions of the various costs and expenses of the Fund see "The Trust and Its Management" and "Distribution Plan."


     The table and hypothetical examples above are for illustrative purposes only. The investment rate of return and expenses should not be considered a representation of past or future performance or past or future expenses, respectively, as actual rates of return and expenses may be more or less than the rate and amounts shown.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights for the OPTI-flex(R) Dynamic Fund are listed below. This information has been audited in conjunction with the audit of the financial statements of the Fund by KPMG Peat Marwick LLP, independent certified public accountants for the period from October 1, 1996 through December 31, 1996.

                                                  For the Period
                                                  October 1, 1996(1) to
                                                  December 31, 1996
OPTI-flex(R) Dynamic Fund
Net Asset Value, Beginning of Period                        $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------
     Net Investment income                                    0.09
--------------------------------------------------------------------------------
     Net Gains or Losses on Securities
     (both realized and unrealized)                           0.23
--------------------------------------------------------------------------------
     Total from Investment Operations                         0.32

LESS DISTRIBUTIONS
--------------------------------------------------------------------------------
     Dividends (from net investment income)                  (0.09)
--------------------------------------------------------------------------------
     Distributions in excess of net investment income        (0.10)
--------------------------------------------------------------------------------
     Total Distributions                                     (0.19)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $10.13
--------------------------------------------------------------------------------
TOTAL RETURN                                                  3.22%
--------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
     Net Assets, End of Period ($000)                        $6,806
--------------------------------------------------------------------------------
     Ratio of Expenses to Average Net Assets                  2.39%(2)
--------------------------------------------------------------------------------
     Ratio of Net Income to Average Net Assets               17.25%(2)
--------------------------------------------------------------------------------
     Ratio of Expenses to Average Net Assets,
          before reimbursement of fees                       14.61%(2)
--------------------------------------------------------------------------------
     Ratio of Net Investment Income to Average
          Net Assets, before reimbursement of fees            5.03%(2)
--------------------------------------------------------------------------------
     Portfolio Turnover Rate                                 18.77%
--------------------------------------------------------------------------------
     Average Brokerage Commission Per Share                  $0.028
--------------------------------------------------------------------------------

     (1)  Date of commencement of operations
     (2)  Annualized

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information.

--------------------------------------------------------------------------------
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
            OPTI-flex(R) Dynamic Fund vs Dow Jones World Stock Index
                      October 1, 1996 to December 31, 1996


     The following information was presented in the form of a graph:

                Value of a $10,000 investment on October 1, 1996

      Investment Type          October 1, 1996    October 31, 1996    November 30, 1996    December 31, 1996
--------------------------     ---------------    ----------------    -----------------    -----------------
OPTI-flex(R) Dynamic Fund         $10,000             $ 9,840              $10,170              $10,322
Dow Jones World Stock Index       $10,000             $10,013              $10,547              $10,362


     The fiscal year of the Fund is the same as the calendar year. Since the Fund did not commence operation until October 1, 1996, our first fiscal year covers only three months. During that period of time, the Fund was up 3.22%, with reinvestment of dividends and capital gains, as compared to a 3.62% gain for the Dow Jones World Stock Index (DJW-X). Since the Fund is invested globally, and since the DJW-X is a broad measure of global stock prices, the DJW-X is our benchmark for comparing the performance of the Fund. As you can see from the graph above, we got off to a negative start in October with a decline of 1.60% for the Fund while the DJW-X had a slight gain of 0.13%. In the month of November, we lagged the DJW-X, which had a gain of 5.33%, with a gain of 3.35% for the Fund. However, in December, we substantially outperformed the DJW-X, which was down 1.75%, with a gain of 1.49% for the Fund. During the first couple of months, our focus was not on short-term performance, but on getting the Fund invested appropriately to benefit from the fact that capitalism is breaking out on a global basis. We believe the outlook for worldwide economic growth and cooperation is better than it has ever been. We think the Fund is now well positioned to produce above average market returns in 1997, with below average market risk.

     Past performance is not predictive of future performance. A one year 1% contingent deferred sales charge (CDSC) has not been deducted from the values shown. Imposition of the 1% CDSC would have reduced the Fund value to $10,219. The Fund is widely diversified, yet concentrated in our preferred areas. As of December 31, 1996, approximately 78% of the assets of the Fund was invested in 37 other mutual funds, approximately 18% was invested in 51 closed-end investment trusts (which were purchased at an average discount of about 20% below their net asset value) and about 3.5% was invested in 14 direct investments we consider undervalued.

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

     The Fund's investment objective is to seek a high total return over the long-term consistent with exhibiting less investment risk than a portfolio consisting solely of common stocks. In seeking to meet its objective, the Fund allocates its assets for investment, primarily through mutual funds, among the following market segments: domestic and foreign stocks, domestic and foreign bonds, money market instruments and gold (the gold segment includes the securities of companies principally engaged in exploration, mining, processing, distributing or dealing in gold and other precious metals and minerals).

     At least 65% of the Fund's assets will be invested in open-end investment companies, commonly called mutual funds; however, up to 25% of the Fund's assets may be invested in closed-end investment companies and up to 10% of the Fund's assets may be invested in direct investments. Direct investments will be limited to domestic securities. For this purpose, "domestic securities" are securities issued by U.S. issuers (including U.S. investment companies investing in foreign securities), the U.S. Government (its agencies or instrumentalities), state and municipal governments (their agencies and instrumentalities); and American Depositary Receipts.

     The Fund's investment adviser, PROACTIVE Money Management, Inc., allocates the Fund's assets among these types of mutual funds, closed-end investment companies and direct investments in proportions which reflect the anticipated returns and risks of each of these the following market segments (stocks, bonds, money market instruments and gold). There are no restrictions on the amount of the Fund's assets which may be invested in each of these following market segments. Normally, the Fund expects to invest its assets among many of these market segments. Some types of investments, such as index funds, can fall into more than one of these the following market segments. The Fund may also make other investments that do not fall within the following market segments. The Manager may use various investment techniques to hedge a portion of the Fund risk, but there is no guarantee that these strategies will be utilized on a timely basis or that they will work as the Manager intends.

     Although the Fund may invest in any mutual fund investing in one or more of the market segments described above, the Fund will typically invest in the following types of mutual funds: U.S. emerging growth, blue chip, small capitalization stock funds and industry sector funds; international and global stock funds (including developed and emerging markets, regional funds and country specific funds) and international and global bond funds; U.S. Government securities funds and high yield bond funds; gold and precious metals funds and money market funds. Since the Fund is subject to the risks of each investment type, the Fund and its performance are affected by many factors. See "Securities and Investment Practices" for a description of the mutual funds and other securities in which the Fund invests and other investment practices of the Fund.

     The Manager will vary the percentage of the Fund's assets invested in each type of security or underlying fund based upon the mix of such securities or funds that the Manager believes will be most likely to achieve the Fund's investment objective. In allocating assets among market segments, the Manager will employ both fundamental and technical analysis to assess relative risk and reward potential throughout the financial markets, with the objective of providing shareholders the best opportunity for achieving the highest total return consistent with reduced risk over the long-term. Generally, in seeking the Fund's objective, the Manager will alter the composition of the Fund's portfolio as economic and market trends change. The Fund's portfolio is expected to vary considerably among the various market segments as these changes occur. The Manager substantially underweights investment segments that it believes have above average market risk with below average market potential over the short term; and it overweights investment segments that it believes represent above average market potential with below average market risk. By allocating its investments in this manner, the Fund believes it will not be exposed to the same degree of market risk as a fund which, for example, invests in only one market segment. However, the allocation process is not limited to determining the degree to which the Fund's assets should be invested in the different market segments. The Manager continually explores opportunities in various subclasses of assets: geoeconomic considerations (i.e., foreign versus domestic), maturities of fixed income securities (i.e., "short term" versus "long term"), market capitalization (i.e., "blue chip" versus small capitalization), and sector rotation (i.e., "high tech" versus staple industries).


     The Fund may purchase "no-load" mutual funds, which are bought and sold without a sales charge, "institutional funds" that normally have below average expenses and higher minimum investment amounts and "load" mutual funds, but only if the load, or sales commission, is by previous agreement waived for purchases or sales made by the Fund. However, when the Manager believes it is appropriate, the Fund may also purchase, with up to 20% of its total assets, mutual funds that charge a redemption fee or contingent deferred sales charge of up to 2% for short-term sales of one year or less. The underlying mutual funds in which the Fund invests may incur distribution expenses in the form of 12b-1 fees.


     The Manager selects underlying funds in which to invest based, in part, on their investment objectives and policies, their investment adviser and portfolio manager, and on analysis of their past performance (absolute, relative and risk-adjusted). The Manager also considers other factors in the selection of funds, including, but not limited to, fund size, liquidity, expense ratio, quality of shareholder service, reputation and tenure of portfolio manager, general composition of its investment portfolio and current and expected portfolio holdings. Many mutual funds in which the Fund invests may not share the same investment objective and investment limitations as the Fund. Typically, the Fund will invest its assets in mutual funds from several different mutual funds families, managed by a variety of investment advisers, and utilizing a variety of different investment objectives.

     An investor in the Fund should recognize that he may invest directly in mutual funds and that by investing in mutual funds indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the underlying mutual funds.

     The Fund may employ defensive strategies and hedging strategies described under "Hedging Strategies," page 12. When the Manager expects a period of significant market decline, part or all of the Fund's assets may be hedged and/or liquidated and reinvested in money market instruments or funds until the Manager determines that there no longer exists a significant risk of substantial market decline.

     Futures contracts likewise involve some risk. It is possible that the contract(s) selected by the Manager will not follow exactly the price movement of the securities covered by the contract. If this occurs, the objective of the hedging strategy may not be successful.

     The Fund diversifies across investment types more than most mutual funds. However, like any other mutual fund, the Fund does not constitute a complete investment program. When you sell your Fund shares, they may be worth more or less than what you paid for them.

     Except as otherwise provided in the following paragraph, the investment objectives and policies of the Fund are not fundamental and may be changed by the Trustees of the Trust without approval of the Fund's shareholders. No such change would be made in the Fund without 30 days prior written notice to shareholders. See "Securities and Investment Practices" for a description of the securities in which the Fund invests and other investment practices of the Fund.

     The Fund's policy of concentrating (investing more than 65% of the value of the Fund's total assets) in the shares of open-end investment companies, commonly called mutual funds, is fundamental and may not be changed without shareholder approval.

     Additional information about the investment policies of the Fund appears in the Statement of Additional Information. There can be no assurance that the investment objective of the Fund will be achieved.

--------------------------------------------------------------------------------
                      SECURITIES AND INVESTMENT PRACTICES
--------------------------------------------------------------------------------

     The following pages contain more detailed information about types of instruments in which the Fund may invest, strategies the Manager may employ in pursuit of the Fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier. A complete listing of the Fund's limitations and more detailed information about the Fund's investments are contained in the Fund's Statement of Additional Information.

     The Manager may not buy all of these instruments or mutual funds or use all of these techniques unless it believes that they are consistent with the Fund's investment objective and policies.

     The Fund's assets are spread among mutual funds and other securities representing several of the following market segments, moderating both the risk and return potential of stock, bond, money market and gold funds and other securities in which the Fund invests.

     While the Fund invests in stock, bond, money market and gold mutual funds and other securities in varying proportions, investors should not construe the Fund as a balanced investment program offering relatively stable allocations among these asset classes. Because the allocation strategy of the Manager may, at certain times, result in a portfolio with a primary emphasis on stock mutual funds, the Fund may from time to time exhibit a level of volatility which is more consistent with a stock portfolio than a balanced portfolio. However, over the long-term, the volatility of the Fund's total return is expected to be less than that of a stock portfolio.

     Investors should also be aware that the investment results of the Fund depend upon the Manager's ability to anticipate correctly the relative performance and risk of stocks, bonds, money market instruments and gold. Historical evidence indicates that correctly timing portfolio allocations among these market segments has been a difficult strategy to implement. While the Manager has experience in active asset allocation, there can be no assurance that the Manager will correctly anticipate relative asset class performance in the future on a consistent basis. The Fund's short-term investment results would suffer, for example, if only a small portion of the Fund's assets were allocated to stock mutual funds during a significant stock market advance, or if a major portion of its assets were allocated to stock mutual funds during a market decline. Likewise, the Funds' short-term investment results would also suffer if the Fund were substantially invested in bond mutual funds at a time when interest rates increased.

     Although the Fund seeks to reduce its overall risk by diversifying among different types of mutual funds, the Fund aggressively invests in a wide variety of mutual funds, including stocks and bonds issued in developed and developing countries and derivative transactions. Since the Fund is subject to the risks of each investment type, the Fund and its performance are affected by many factors.

     STOCK SEGMENT. The Fund may invest directly in, or in one or more stock funds owning, domestic and foreign equity securities including common stocks and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

     BOND SEGMENT. The Fund may invest directly in, or in one or more bond funds owning, domestic and foreign debt securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. The Fund may invest, directly or through investment companies, in what are sometimes referred to as "junk bonds." Such securities are speculative investments which carry greater risks than higher quality debt securities. See "Lower-Quality Debt Securities" below.

     MONEY MARKET SEGMENT. The Fund may invest directly in, or in one or more money market funds owning, money market instruments. Money market instruments are high-quality instruments that present minimal credit risk. They may include U.S. government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits, repurchase agreements and other financial institution obligations. These instruments may carry fixed or variable interest rates. In a repurchase agreement, the Fund or an underlying money market fund in which the Fund invests buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

     Private placement commercial paper ("Rule 144A securities") consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Fund or underlying money market funds in which the Fund invests. The Fund or the underlying fund's risk is that the universe of potential buyers for the securities, should the Fund or the underlying fund desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

     GOLD SEGMENT. The Fund may invest directly in, or in one or more mutual funds owning, securities of companies engaged in exploration, mining, processing, distributing or dealing in gold or other precious metals and minerals. In addition to investments directly in those securities or mutual funds, the Fund may invest in securities indexed to the price of gold or other precious metals.

     The price of gold and other precious metals and minerals is affected by broad economic and political conditions. The price of gold and other precious metal securities can face substantial short-term volatility caused by unpredictable monetary policies and economic and political developments, such as currency devalutions or revaluations; increased environmental costs; the potential effect of the concentration of the sources of supply of gold and control over the sale of gold; changes in U.S. or foreign tax, currency or mining laws; and trade restrictions between countries.

     LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

     EXPOSURE TO FOREIGN MARKETS. The Fund is normally exposed to foreign markets. The Fund may invest in one or more mutual funds owning foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations. These types of securities may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign securities may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile.

     WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect the Fund's yield.

     ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by the Manager, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the Fund.

     INVESTMENT IN OPEN-END INVESTMENT COMPANIES. The Fund, together with any "affiliated persons" as defined in the Investment Company Act of 1940 (the "1940 Act") may purchase only up to 3% of the total outstanding securities of any underlying fund. Accordingly, when affiliated persons hold shares of any of the underlying funds, the Fund's ability to invest fully in shares of those funds is restricted, and the Manager must then in some instances, select alternative investments that would not have been its first choice.

     In the event the Fund holds more than one percent (1%) of an underlying fund's shares, the 1940 Act provides that the underlying fund will be obligated to redeem only one percent (1%) of the underlying fund's outstanding shares during any period of less than 30 days. To the extent that, due to this restriction, the Fund is unable at its discretion to dispose of shares of an underlying fund, the Fund would not be able to protect itself against a decline in value of such shares during the period such restrictions remains in effect. Any shares of an underlying fund held by the Fund in excess of one percent (1%) of the underlying fund's outstanding shares will be considered not readily marketable securities that, together with other such securities, may not exceed 10% of the Fund's net assets.

     If an open-end investment company in which the Fund invests requests a shareholder vote, the Fund will either (i) seek instructions from its shareholders with regard to the voting of all proxies issued by the open-end investment company and vote such proxies only in accordance with such instructions, or (ii) vote the shares of the open-end investment company in the same proportion as the vote of all other shareholders of the open-end investment company.

     The Manager has no control over, or day-to-day knowledge of, the investment decisions of the underlying funds. It is possible that the management of one underlying fund may be purchasing a particular security at or near the same time that the Fund or the management of another underlying fund is selling the same security. This would result in an indirect expense to the Fund without corresponding economic or investment benefit.

     INVESTMENT IN CLOSED-END INVESTMENT COMPANIES. The Fund may invest up to 25% of its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth below. The Fund, together with any company or companies controlled by the Fund, and any other investment companies having the Manager as an investment adviser, may purchase only up to 10% of the total outstanding voting stock of any closed-end fund. Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of closed-end funds may trade at a price per share which is more or less than the net asset value per share, the difference representing the "market premium" and the "market discount" of such common shares, respectively.

     There can be no assurance that a market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of that funds' shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. The Fund may also invest in preferred shares of closed-end funds.

     NON-DIVERSIFICATION. The Fund is by definition a non-diversified fund. It may have more than five percent of its assets invested in one fund or the securities of one issuer. If the underlying fund or issuer performs poorly, this could negatively impact the value of the Fund. Thus, there is no guarantee that a shareholder will receive the full amount of his investment upon the redemption of shares. The Fund does, however, seek to minimize the risk of loss through diversification and, at times, the use of hedging techniques and defensive investment strategies. Hedging involves risks which are not present in some other mutual funds with similar objectives (See "Hedging Strategies").

     LEVERAGE AND CONCENTRATION. Although the Fund will normally invest in a number of underlying mutual funds, this practice will not eliminate investment risk. To the extent that the Fund invests in underlying funds which leverage investments or concentrate investments in one industry, an investment in the Fund will indirectly entail the additional risks associated with these practices. Leveraged mutual funds may have higher volatility than the over-all market or other mutual funds. This may result in greater gains or losses than the over-all market or other non-leveraged mutual funds. Mutual funds which concentrate investments in a single industry lack normal diversification and are exposed to losses stemming from negative industry-wide developments.

     HEDGING STRATEGIES. The Fund may engage in hedging transactions in carrying out their investment policies. A hedging program may be implemented for the following reasons: (1) To protect the value of specific securities owned or intended to be purchased while the Manager is implementing a change in a specific investment position; (2) To protect portfolio values during periods of extraordinary risk without incurring transaction costs associated with buying or selling actual securities; and (3) To utilize the "designated hedge" provisions of Sub-Chapter M of the Internal Revenue Code as a permitted means of avoiding taxes that would otherwise have to be paid on gains from the sale of portfolio securities.

     In hedging the Fund's portfolio assets, the Fund may, subject to certain restrictions, purchase and sell (write): (a) options on stocks and stock indices, stock index futures and options thereon, (b) options on U.S. Government Securities, futures contracts on U.S. Government Securities and options on futures contracts on commodities indices, currencies and currency indices. Any options written by the Fund must be fully "covered" options. In addition, in hedging the Fund's portfolio assets, the Fund may invest in mutual funds that the Manager expects to perform inversely to the market.

     Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. Accordingly, these financial futures contracts or related options used by the Fund to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways. They do not necessarily increase risk, and may in fact reduce risk.

     Put and call option contracts involve some risk. For example, the total premium paid for an option contract could be lost if the Fund does not sell the contract or exercise the contract prior to its expiration date.

     The Fund will not engage in transactions in financial futures contracts or related options for speculation but only as a hedge against changes in the market value of securities held in its Fund, or which it intends to purchase, and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as the Fund. All futures transactions for the Fund will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Fund establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Fund. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Fund will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Fund to protect against reinvestment risk are intended to protect the Fund against the risks of reinvesting Fund assets that arise during periods when the assets are not fully invested in securities.

     The Fund may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

     The Fund expects that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase. There can be no guaranty that the Fund will be able to realize this objective.

PORTFOLIO TURNOVER

     Because the Manager may employ flexible defensive investment strategies when market trends are not considered favorable, the Manager may occasionally change the entire portfolios in the Fund. High transaction costs could result when compared with other funds. Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from a Fund.

     The active asset allocation approach of the Fund can produce high portfolio turnover ratios when calculated in accordance with SEC rules.


     The portfolio turnover rate for the Fund for the period from October 1, 1996 through December 31, 1996 was 19%. The Fund's annual portfolio turnover rate is not expected to exceed 300%.


     The Fund intends to comply with the short-term trading restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended, although these restrictions could inhibit a rapid change in the Fund's investments.

--------------------------------------------------------------------------------
                          THE TRUST AND ITS MANAGEMENT
--------------------------------------------------------------------------------

     The Trust was organized as a Massachusetts business trust on May 3, 1996. The Fund is a non-diversified open-end management company. The Trust's offices are at 500 Chesterfield Center, Suite 250, Chesterfield, MO 63017. The business and affairs of the Trust are under the direction of its Board of Trustees.

     The Fund has retained the services of PROACTIVE Money Management, Inc. as investment adviser (the "Manager"). The Manager has been an investment adviser to individuals, trusts and corporations for a total of ten years; however, the Manager has had no prior experience in managing a mutual fund. The Manager serves the Fund pursuant to an Investment Advisory Contract under the terms of which it has agreed to provide an investment program within the limitations of the Fund's investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Fund business, other than accounting services and services which are provided by the Fund's custodian, transfer agent, independent accountants and legal counsel.

     The Manager was incorporated in January, 1980 and maintains its offices at 500 Chesterfield Center, Suite 250, Chesterfield, MO 63017. As of December 31, 1996, the Manager held discretionary investment authority over approximately $125 million of assets. The Manager is controlled by C. Martin Unterreiner and Janice B. Unterreiner through ownership of voting common stock. C. Martin Unterreiner, a director and the President of the Manager, is a Trustee of the Trust.


     The Manager earns an annual fee, payable in monthly installments, from the Fund at the rate of 0.75% of the Fund's first $500,000,000 in average net assets and 0.65% of the Fund's average net assets in excess of $500,000,000. This fee may be higher than the fee charged to most other investment companies.

     Accounting, stock transfer, and dividend disbursing services are provided to the Fund by Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017. Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of .05% of the Fund's average net assets, subject to a minimum annual fee of $30,000. These fees are reviewable annually by the Trustees of the Trust.

     A broker-dealer may use a portion of the commissions paid by the Fund to reduce the Fund's expenses. The Manager may take into account sales of shares of the Fund in selecting broker-dealers to effect portfolio transactions on behalf of the Fund.

     OPTI-flex(R) is a registered trademark owned and used by C. Martin Unterreiner, a portfolio manager for the Fund, since 1984 to identify the various OPTImum-flexible money management programs for which he has ultimate responsibility. He reserves the right to withdraw from the Fund the use of the "OPTI-flex(R)" name in the event of termination of the Investment Advisory Contract between the Manager and the Trust.

     Information concerning the Trustees and officers of the Trust appears in the Statement of Additional Information.

PORTFOLIO MANAGERS


     C. Martin Unterreiner, Portfolio Manager, and Katherine R. Kearins, Assistant Portfolio Manager, are primarily responsible for the day to day management of the Fund. Mr. Unterreiner and Mrs. Kearins have managed the Fund since its inception in 1996.

     C. Martin Unterreiner is a Trustee and Vice President of the Trust, and has been a director and the President of the Manager since its incorporation in January, 1980. Mr. Unterreiner controls the Manager through ownership of voting common stock. He is a graduate of St. Louis University where he earned a Bachelor of Science degree in Commerce with a concentration in Economics and a master's degree in Education with a minor in Finance.


     Katherine R. Kearins, Assistant Portfolio Manager, is a Trustee of the Trust, and a director, Executive Vice President and Chief Global Investment Strategist of the Manager. Ms. Kearins has been associated with the Manager since February, 1994. She earned a Bachelor of Science degree in Business Administration with a major in Finance from the University of Missouri and a Master in Business Administration from Maryville University.


DISTRIBUTOR


     PROACTIVE Financial Services, Inc. (the "Distributor"), 500 Chesterfield Center, Suite 250, Chesterfield, Missouri 63017, an affiliate of the Manager, serves as the distributor of the shares of the Fund. Jeffrey J. Unterreiner, the President and the sole director of the Distributor, is a Trustee and Chairman and President of the Trust.


     The Manager may select the Distributor to execute transactions for the Fund, provided that the commissions, fees or other remuneration received by the Distributor are reasonable and fair compared to those paid to other brokers in connection with comparable transactions.

TRANSFER AGENT

     Mutual Funds Service Co. ("MFSCO"), 6000 Memorial Drive, Dublin, Ohio 43017 is a corporation organized under the laws of the State of Ohio and provides stock transfer, dividend disbursing and accounting and administrative services to the Fund.

--------------------------------------------------------------------------------
                               HOW TO BUY SHARES
--------------------------------------------------------------------------------

     MINIMUM INVESTMENT -- The minimum investment to open an account is $5,000, except an Individual Retirement Account (IRA) which has a $4,000 minimum. Subsequent investments in any account may be made in amounts of at least $100. Investors making the minimum investment and all investors having an account value of less than $10,000, on the first trading day of the Fund after April 30 of each year, will pay an annual maintenance fee. See "Annual Maintenance Fee" below.

     ANNUAL MAINTENANCE FEE -- The Fund reserves the right to deduct an annual maintenance fee of $10.00 from each account with a value of less than $10,000. It is expected that accounts will be valued on the first trading day of the Fund following April 30. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts.

     You may open an account and make an investment by purchasing shares through securities dealers having sales agreements with the Distributor. A minimum investment of $5,000 ($4,000 for an IRA) is required to establish an account in the Fund. The minimum for subsequent investments in the Fund is $100.

     Direct purchase orders may be made by submitting a check. In the case of a new account, fill out the New Account Application accompanying this Prospectus. A check payable to the Fund must accompany the New Account Application. Payments may be made by check or Federal Reserve Draft payable to the Fund and should be mailed to the following address: The OPTI-flex(R) Dynamic Fund, c/o Mutual Funds Service Co., P. O. Box 7177, Dublin, Ohio 43017.

     Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred in the transaction. All orders for the purchase of shares are subject to acceptance or rejection by the Fund or by the Distributor. Direct purchase orders received by MFSCO by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct purchase orders received by MFSCO after 4:00 p.m., Eastern time, are confirmed at the public offering price on the following business day.

     Wire orders for shares of the Fund received by dealers prior to 4:00 p.m., Eastern time, and received by MFSCO before 5:00 p.m., Eastern time, on the same day are confirmed at that day's public offering price. Orders received by dealers after 4:00 p.m., Eastern time, are confirmed at the public offering price on the following business day. It is the dealer's obligation to place the order with MFSCO before 5:00 p.m., Eastern time, and to forward payment to Star Bank, N.A., the Custodian for the Fund.

     If the wire order is for a new account, you must telephone the Fund prior to making your initial investment. Call 1-888-587-3539, or (614) 798-3149. Advise the Fund of the amount you wish to invest and obtain an account number and instructions. Have your bank wire federal funds to:

          Star Bank, N.A. Cinti/Trust
          ABA #: 042-00001-3
          Attention: The PROACTIVE Asset Allocation Funds
          Credit Account Number (account
               number for Fund as follows):
               OPTI-flex(R) Dynamic Fund-- Account Number 485776991 Account Name (your name)
          Your OPTI-flex(R) Dynamic Fund account number

     Direct purchase orders received by MFSCO by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by MFSCO after 4:00 p.m. and orders received by dealers after 5:00 p.m. are confirmed at the net asset value next determined on the following business day.

     No stock certificates will be issued. Instead, an account with MFSCO is established for each investor and all shares purchased or received, including those acquired through the reinvestment of dividends and distributions, are registered on the books of the Fund and credited to such account.

     The Fund will not permit redemptions until it receives the New Account Application in good order.

     SUBSEQUENT INVESTMENTS -- Subsequent investments in an existing account in the Fund may be made by mailing a check payable to OPTI-flex(R) Dynamic Fund. Please include your account number on the check and mail as follows:

          The PROACTIVE Asset Allocation Funds
          c/o Mutual Funds Service Co.
          P. O. Box 7177
          Dublin, Ohio  43017

     Subsequent investments may also be made by bank wire as described above. It is necessary to notify the Fund prior to each wire purchase. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.


     PURCHASING SHARES: The shares have no initial sales charge but are subject to a contingent deferred sales charge if held for less than one year. Contingent deferred sales charges and fees are set forth in the "Synopsis of Financial Information" on page 3 of this Prospectus.

     The shares are sold at net asset value without an initial sales charge but if redeemed within one year of purchase (the "CDSC Period") a contingent deferred sales charge ("CDSC") equal to 1.00% of the lesser of the current market value or the cost of the shares being redeemed will apply. No CDSC will be imposed on shares acquired by reinvestment of distributions. In determining whether a CDSC is applicable, it will be assumed that a redemption is made first of shares derived from reinvestment of distributions and second of shares purchased during the CDSC Period. The shares bear an asset based service fee of 0.25% and a Rule 12b-1 fee of 0.75%. The shares provide the benefit of putting all of an investor's dollars to work from the time the investment is made. All CDSC's imposed on redemptions are paid to the Distributor.

     SALES CHARGE WAIVERS: The Fund may waive the CDSC on redemption following the death of a shareholder, or if a shareholder becomes unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration; and when the total amount of redemptions does not exceed 10% of purchases. See "Other Shareholder Services - Systematic Withdrawal Program" and the Statement of Additional Information.

     The Fund may waive the CDSC on the redemption of shares owned by banks, bank trust departments, savings and loan associations, federal and state credit unions, and broker-dealers, either in their fiduciary capacities or for their own accounts, that have been purchased pursuant to a special agreement with the Distributor. These financial institutions and broker-dealers may charge fees to clients for purchases of shares for which the CDSC has been waived.

--------------------------------------------------------------------------------
                     HOW TO MAKE WITHDRAWALS (REDEMPTIONS)
--------------------------------------------------------------------------------


     Shares are redeemed and funds withdrawn at net asset value per share, less any applicable contingent deferred sales charge, and there are no redemption fees. (See "How Net Asset Value Is Determined.")


     BY MAIL -- A shareholder may redeem shares by mailing a written request to The PROACTIVE Asset Allocation Funds, c/o Mutual Funds Service Co., P. O. Box 7177, Dublin, OH 43017. The request must be signed by the shareholder(s). To protect you and the Fund against fraud, your signature on a redemption request for more than $2,500 must have a signature guarantee from an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange, clearing agency or savings association). Further documentation may be required as to the authority of the person requesting redemption of shares held of record in the name of corporations or trustees, and other fiduciaries.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.

     BY TELEPHONE/BANK WIRE -- A shareholder may redeem up to $50,000 worth of shares by telephone or by placing a wire redemption through a securities dealer. Amounts redeemed by bank wire will be wired to the bank account shown on your account application. Amounts redeemed by check will be mailed to the address of record. Wire redemptions must be in excess of $1,000. Wire redemption requests received by dealers prior to 4:00 p.m., Eastern time, and received by MFSCO before 5:00 p.m., Eastern time on the same day, are confirmed at that day's net asset value per share. Direct wire redemption requests must be received by 4:00 p.m. to be confirmed at that day's net asset value.

     Neither the Fund nor Mutual Funds Service Co. will be responsible for any loss, expense, or cost arising from any telephone redemption request made according to the authorization set forth in the New Account Application if they reasonably believe such request to be genuine and follow reasonable procedures designed to verify the identity of the person requesting the redemption. If Mutual Funds Service Co. fails to follow reasonable procedures, Mutual Funds Service Co. or the Fund may be liable for losses due to unauthorized or fraudulent transactions. Mutual Funds Service Co. will provide each investor seeking telephone redemption privileges with a personalized security code which, along with other information, will be required of the caller upon request of a telephone redemption. Other information may also be required and calls may be recorded.


     WHEN REDEMPTIONS ARE EFFECTIVE -- Redemptions are made at the net asset value per share, less any applicable contingent deferred sales charge, next determined after receipt of a redemption request in good order. (See "How Net Asset Value Is Determined.")

     WHEN PAYMENTS ARE MADE -- Shares are redeemed at their net asset value per share next determined after receipt by MFSCO of the redemption request in the form described above, less, any applicable contingent deferred sales charge. Payment is normally made within seven days after the redemption request, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen
(15) days from the purchase date. Those who wish to eliminate this delay may purchase shares of the Fund by certified check or wire.

     Any redemptions in kind shall be of readily marketable securities. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash.

--------------------------------------------------------------------------------
                           OTHER SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     AUTOMATIC ACCOUNT BUILDER: Regular investments in the Fund of $100 or more will be deducted from a shareholder's checking or savings account and invested in shares of the Fund. A shareholder's bank must be a member of the Automated Clearing House (ACH). Shareholders wishing to add to their investment account must complete the Automatic Account Builder section of the New Account Application. There is no additional charge for this service.

     SYSTEMATIC WITHDRAWAL PROGRAM: A Systematic Withdrawal Program is offered for any investor who wishes to receive regular distributions of $100 or more from his account. The investor must either own or purchase shares having a value of at least $10,000 and advise the Fund in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be exercised by completing the appropriate section of the New Account Application. The investor should realize that if withdrawals exceed income dividends, the invested principal may be depleted.


     Systematic withdrawals will be subject to the contingent deferred sales charge except when the total amount of withdrawals does not exceed 10% of the "initial account value" -- i.e., the value of the Fund account at the time the shareholder elects to participate in the systematic withdrawal program. The investor may make additional investments and may change or stop the program at any time. There is no charge for this program.


--------------------------------------------------------------------------------
                              SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

     The Fund maintains an account for each shareholder in full and fractional shares. The Fund reserves the right to reject any purchase order, and to waive minimum purchase requirements.

     CONFIRMATION STATEMENT -- All purchase and sale transactions, and dividend reinvestments, are confirmed promptly after they become effective.

     ACCOUNTS BELOW MINIMUM -- The Fund reserves the right to redeem shares in any account for their then current net asset value and pay the proceeds to the shareholder if at any time the account has shares valued at less than $2,500 ($2,000 for an IRA) as a result of redemptions by the shareholder. Before a redemption is processed, the shareholder will be allowed 30 days after written notice from the Fund to make an additional investment sufficient to bring the value of shares in the account to $2,500 ($2,000 for an IRA).

--------------------------------------------------------------------------------
                               DISTRIBUTION PLAN
--------------------------------------------------------------------------------

     The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of 0.75% of the average daily value of the net assets of the shares.

     The Fund has adopted a service plan (the "Service Plan"). Under the provisions of the Service Plan, the Fund makes payments to the Distributor based on an annual percentage of 0.25% of the average daily value of the net assets of the shares.

     Some or all of the service fees are used to reimburse securities dealers (including securities dealers that may be affiliates of the Distributor) for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance of shareholder accounts by such dealers. Dealers who have sold shares are eligible for further reimbursement after the first twelve months during which the shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance of shareholder accounts.

     The distribution fees are used primarily to offset initial and ongoing commissions paid to securities dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by securities dealers.

     The Manager may use its resources to pay expenses associated with the sale of the Fund's shares. This may include payments to parties such as banks or broker-dealers that provide shareholder support services or engage in the sale of the Fund's shares. However, the Fund does not pay the Manager any separate fees for this service.


     A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which each Fund may incur under the Distribution Plan and the Service Plan to a total of 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rules also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales of the Fund since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charge). Such limitation does not apply to shareholder service fees.

--------------------------------------------------------------------------------
                           INCOME DIVIDENDS AND TAXES
--------------------------------------------------------------------------------


     It is the policy of the Fund to distribute substantially all of its net income and net capital gains, if any, to its shareholders annually.

     All such dividends of net income and capital gains distribution are automatically reinvested in additional shares at the net asset value determined on the payment date. A shareholder may elect to receive such dividend distributions in cash either by checking the appropriate box on the New Account Application, or by notifying the Fund in writing.


     The Internal Revenue Code of 1986 imposes on the Fund a nondeductible excise tax unless the Fund distributes annually at least 98% of its net investment income earned during the calendar year, at least 98% of capital gain net income realized in the 12 months preceding October 31, and any undistributed balances from the previous year. In addition, the Tax Reform Act of 1986 (the "Tax Act") provides that any dividend declared by a Fund in October, November, or December and paid in January will be deemed to have been paid by the Fund and to have been received by each shareholder in December. Distribution dates and the amounts paid, if any, are subject to determination by the Board of Trustees.

     Dividends and capital gains distributions are ordinarily taxable to shareholders in the year distributed. However, under the Tax Act, the Fund is permitted to make distributions up to February 1 and have them apply to the previous tax year. The Fund expects to make such a distribution in future years.

     A shareholder is taxed on capital gains and income realized by the Fund, regardless of the length of time he has been a shareholder. Thus a shareholder may receive capital gains distributions shortly after purchasing shares, and this will reduce the market value of the shares by the amount of the distribution. The shareholder will not be able to recognize the resultant loss in value for tax purposes until the shares are sold at a later date. In the case of some mutual funds this effect can be substantial. In the case of the Fund, which is more likely to change its portfolio and therefore tends not to realize large capital gains accumulated over a long period of time, the effect is not expected to be substantial.

     Dividends and capital gains distributions are taxable to the shareholder whether received in cash or reinvested in additional shares. Shareholders not otherwise subject to tax on their income will not be required to pay tax on amounts distributed to them. Each shareholder will receive a statement annually informing him of the amount of the income and capital gains which have been distributed during the calendar year.

     The Fund also intends to comply with Subchapter M of the Internal Revenue Code, which imposes such restrictions as (1) appropriate diversification of its portfolio of investments; (2) realization of 90% of its annual gross income from dividends, interest, and gains from the sale of securities and (3) realization of less than 30% of gross income from gains on the sale of securities held less than three months. The Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values. The Fund qualified as a "regulated investment company" for the year ended 1996.


     The foregoing discussion of taxes is limited to federal income taxes. Distributions, whether in cash or in kind may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions relating to federal, state, and local taxes.

     The Fund is required to withhold and remit to the federal government 31% of any reportable payments (which may include dividends, capital gains distributions, if any, and redemptions) paid to certain shareholders. In order to avoid this withholding requirement, each shareholder must certify on the New Account Application that the social security or taxpayer identification number is correct and that the shareholder is not currently subject to backup withholding or is exempt from backup withholding.

--------------------------------------------------------------------------------
                       HOW NET ASSET VALUE IS DETERMINED
--------------------------------------------------------------------------------

     Net asset value per share is determined at each closing of the New York Stock Exchange each day the Exchange is open for business and each other day during which there is a sufficient degree of trading that the current net asset value of the Fund's shares might be materially affected by changes in the value of the securities held by the Fund. Net asset value is obtained by dividing the value of the Fund's assets, less its liabilities, by the total number of its shares of beneficial interest outstanding at the time.

--------------------------------------------------------------------------------
                      PERFORMANCE INFORMATION AND REPORTS
--------------------------------------------------------------------------------

     The Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Fund's investment results and/or comparisons of its investment results to the Standard & Poor's 500 Composite Stock Price Index, Dow Jones World Stock Index or other various unmanaged indices or results of other mutual funds or investment or savings vehicles. The Fund's investment results as used in such communications will be calculated on a total rate of return basis in the manner set forth below. From time to time, fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc.

     The Fund may provide period and average annualized "total return" quotations. A Fund's "total return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. Average annual total return smoothes out variations in performance and takes into account any applicable initial or contingent deferred sales charges.

     An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be slightly higher than a period total return if the period is shorter than one year, because of the assumed reinvestment.


     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Fund and changes in the Fund's expenses. In addition, during certain periods for which total return quotations may be provided, the Manager may have voluntarily agreed to waive portions of its fees or reimburse Fund operating expenses on a month-to-month basis. Such waivers will have the effect of increasing the Fund's net income (and therefore its total return) during the period such waivers are in effect.


     Shareholders will receive financial reports semi-annually that include the Fund's financial statements, including listings of investment securities held by the Fund at those dates. Annual reports are audited by independent accountants.

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------

SHARES OF BENEFICIAL INTEREST

     The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing funds and to create additional funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each Fund of the Trust issues its own series of shares of beneficial interest. The shares of each Fund represent an interest only in the Fund's assets (and profits or losses) and in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of the Fund. The Trust's Board of Trustees may authorize the creation of additional series under the Declaration of Trust, each of which would invest its assets in separate, individually managed portfolios.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular Fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular Fund would make the Plan effective as to that Fund, whether or not it had been approved by the shareholders of any other Fund.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

     When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of the Fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

     As stated in "Investment Objective and Policies," except as otherwise expressly provided herein, the Fund's investment objective and policies are not fundamental and may be changed by the Trustees without shareholder approval. (No such change would be made, however, without 30 days written notice to shareholders.)

INVESTMENT ADVISER
PROACTIVE Money Management, Inc.

DISTRIBUTOR
PROACTIVE Financial Services, Inc.

ADDRESS OF FUND, ADVISER & DISTRIBUTOR
500 Chesterfield Center, Suite 250
Chesterfield, MO  63017
800-873-3371
314-530-7575

CUSTODIAN
Star Bank, N.A.
Star Bank Center
425 Walnut Street
Cincinnati, OH 45202

TRANSFER AGENT & DIVIDEND
DISBURSING AGENT
Mutual Funds Service Co.
6000 Memorial Drive
Dublin, OH 43017
888-587-3539
614-798-3149 (in Central Ohio)

LEGAL COUNSEL
Armstrong, Teasdale, Schlafly & Davis
One Metropolitan Square
St. Louis, MO  63102-2740

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, OH  43215


No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer made by this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.


                                PROACTIVE ASSET
                                ALLOCATION FUNDS
                           OPTI-flex(R) DYNAMIC FUND

                       500 Chesterfield Center, Suite 250
                             Chesterfield, MO 63017
                                 888-PROACTIVE
                                  314-530-7575

                        PROACTIVE ASSET ALLOCATION FUNDS'
                           OPTI-flex(R) DYNAMIC FUND
                       CROSS REFERENCE SHEET TO FORM N-1A
                       ----------------------------------

Part B.
-------

Item No.                 Statement of Additional Information
--------                 -----------------------------------

10                       Cover Page

11                       Table of Contents

12                       Not applicable

13                       Investment Policies and Related Matters

14(a)(b)                 Officers and Trustees
14(c)                    Not applicable

15(a)(b)                 Not applicable
15(c)                    Officers and Trustees

16(a)(b)                 Investment Adviser and Manager
16(c)                    Purchase and Sale of Portfolio Securities
16(d)                    Not applicable
16(e)                    Not applicable
16(f)                    The Distributor
16(g)                    Not applicable
16(h)                    Description of the Trust
16(i)                    Not applicable

17                       Purchase and Sale of Portfolio Securities

18(a)                    Description of the Trust
18(b)                    Not applicable

19(a)                    Additional Purchase and Redemption Information
19(b)                    Valuation of Portfolio Securities
                         Additional Purchase and Redemption Information
19(c)                    Not applicable

20                       Distributions and Taxes

21(a)                    The Distributor
21(b)                    The Distributor
21(c)                    Not applicable

22(a)                    Not applicable
22(b)                    Calculation of Total Return

23                       Financial Statements

                           OPTI-flex(R) DYNAMIC FUND


                A Fund of PROACTIVE ASSET ALLOCATION FUNDS Trust
            Statement of Additional Information Dated         , 1997
            --------------------------------------------------------

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of OPTI-flex(R) Dynamic Fund dated ___________, 1997. A copy of the Prospectus may be obtained from OPTI-flex(R) Dynamic Fund, c/o Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, or by calling: 1-800-325-3539. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

                               TABLE OF CONTENTS
                               -----------------
                                                              Page
                                                              ----
     Investment Policies and Related Matters                    2
          General                                               2
          The Fund's Portfolio                                  2
          Investment Restrictions                               2
          Portfolio Turnover                                   14
          Purchase and Sale of Fund Securities                 14
          Valuation of Portfolio Securities                    16
          Calculation of Total Return                          16
     Additional Purchase and Redemption Information            17
     Distribution and Taxes                                    18
     Investment Adviser and Manager                            19
     Officers and Trustees                                     20
     The Distributor                                           23
     Individual Retirement Accounts (IRA)                      24
     Description of the Trust                                  26
     Principal Holders of Outstanding Shares                   27
     Financial Statements                                      27
     Appendix






Investment Adviser                      Transfer Agent
------------------                      --------------
PROACTIVE Money Management, Inc.        Mutual Funds Service Co.

Distributor
-----------
PROACTIVE Financial Services, Inc.

                    INVESTMENT POLICIES AND RELATED MATTERS


GENERAL
-------

     The investment policies set forth below in this section represent the Fund's policies as of the date of this Statement of Additional Information. The investment policies are not fundamental and they may be changed by the Trustees of the Trust without shareholder approval. (No such change would be made, however, without 30 days written notice to shareholders.)

     Because the Manager intends to employ flexible asset allocation investment strategies when market trends are not considered favorable, the Manager may occasionally change the entire portfolio of the Fund. High transaction costs could result when compared with other funds.

     The Fund intends to comply with the short-term trading restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended, although these restrictions could inhibit a rapid change in the Fund's investments.

THE FUND'S PORTFOLIO
--------------------

     The Manager will select mutual funds for inclusion in the Fund on the basis of the industry classifications represented in their portfolios, their specific portfolio holdings, their performance records, their expense ratios, and the compatibility of their investment policies and objectives with those of the Fund.

     The Manager utilizes an asset allocation system for deciding when to invest in mutual funds or alternatively in other investments such as are described below.

     In purchasing shares of other mutual funds, the Fund will agree to vote the shares in the same proportion as the vote of all other holders of such shares.

     The Fund has adopted certain investment restrictions which cannot be changed except with the vote of a majority of the Fund's issued and outstanding shares. These restrictions are described elsewhere in this Statement of Additional Information. The Fund is permitted to invest more than 5% of its assets in the securities of any one issuer; is permitted to purchase the shares of other investment companies (mutual funds); and may invest more than 25% of its assets in any one industry.

     The Fund may invest in common stocks based upon the criteria described in its investment objectives. The Fund may invest in (or enter into repurchase agreements with banks and broker-dealers with respect to) corporate bonds, U.S. Government securities, commercial paper, certificates of deposit or other money market instruments. The Fund may engage in hedging transactions to the extent and for the purposes set forth in the Fund's Prospectus.

INVESTMENT RESTRICTIONS
-----------------------

     The investment restrictions below have been adopted by the Trust with respect to the Fund as fundamental policies. Under the Investment Company Act of 1940 (the "Act"), a "fundamental" policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund which is defined in the Act as the lesser of (a) 67 percent or more of the shares present at a shareholder meeting if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (b) more than 50 percent of the outstanding shares ("Majority Vote"). The percentage limitations contained in the restrictions listed below apply at the time of the purchase of the securities. Whenever the Fund is requested to vote on a change in the investment restrictions, the Trust will hold a meeting of the Fund shareholders and will cast its votes as instructed by the shareholders.

     The Fund may not:

     (1) issue senior securities, except as permitted under the Investment Company Act of 1940;

     (2) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

     (3) underwrite securities issued by others, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

     (4) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (5) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

     (6) invest more than 25% of the value of its total assets in any industry or group of industries other than open-end investment companies (U.S. Government Securities are not subject to this limitation); or

     (7) lend any security or make any other loan; however, this limitation does not apply to purchases of debt securities or to repurchase agreements.

     The following investment limitations are not fundamental and may be changed without shareholder approval.

          (i) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain at no added cost securities identical to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

          (ii) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

          (iii) The Fund may borrow money only from a bank, or from a registered investment company or portfolio for which PROACTIVE Money Management, Inc. or an affiliate serves as investment adviser if an applicable exemptive order has been granted. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.


          (iv) The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

          (v) The Fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation
     (iv) would exceed 10% of the fund's net assets.

          (vi) The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

          (vii) The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

          (viii) The Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

     ASSET ALLOCATION. The money market segment includes all types of domestic and foreign securities. Money market instruments may include corporate debt securities, such as commercial paper and notes; government securities issued by U.S. or foreign governments or their agencies or instrumentalities: bank deposits and other financial institution obligations: repurchase agreements involving any type of security; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency.

     The bond segment includes all varieties of domestic and foreign fixed-income securities. The Manager will seek to maximize total return within the bond class by adjusting the Fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. As with the money market segment, these securities may be denominated in U.S. dollars or foreign currency. The Fund may also invest in lower quality, high-yielding debt securities (commonly referred to as "junk bonds").

     The stock segment includes domestic and foreign equity securities of all types. The Manager seeks a high total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that the Manager believes to have superior investment potential. When the Manager selects equity securities, it considers both growth and anticipated dividend income. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depository receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

     In making asset allocation decisions, the Manager will evaluate projections of risk, market conditions, economic conditions, volatility, yields, and returns. The Manager's management will use database systems to help analyze past situations and trends, research in each of the asset classes to help in securities selection, portfolio management professionals to determine asset allocation and to select mutual funds, closed-end investment companies and individual securities, and its own credit analysis as well as credit analyses provided by rating services.

     DELAYED-DELIVERY TRANSACTIONS. The Fund may buy and sell securities on a delayed-delivery or when issued basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed-delivery transactions.

     When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     The Fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

     EXPOSURE TO FOREIGN MARKETS. The Fund does not have a limitation on the amount of Fund assets that may be invested in foreign securities. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

     Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Manager will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for investing in U.S. securities. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

     Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depositary Receipts (ADR's) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADR's are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADR's continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

     FOREIGN CURRENCY TRANSACTIONS. The Fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

     The Fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund. The Fund may also use indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

     When the Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Manager.

     The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Fund may enter into forward contracts to shift its investment exposure from one currency into another This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if a fund held investments denominated in Deutschemarks, the fund could enter into forward contracts to sell Deutschemarks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the fund to assume the risk of fluctuations in the value of the currency it purchases.

     Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

     Successful use of currency management strategies will depend on the Manager's skill in analyzing and predicting currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Manager anticipates. For example, if a currency's value rose at a time when the Manager had hedged a fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If the Manager hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Manager increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that the Manager's use of currency management strategies will be advantageous to the Fund or that it will hedge at an appropriate time.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     FUTURES CONTRACTS. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's Composite Index of 500 Stocks (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM) when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to retum of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

     LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association which regulate trading in the futures markets. The Fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.

     The above limitations on the Fund investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

     OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

     OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailoran option to its needs. OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the Fund to sell or deliver the option's underlying instrument. in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Manager determines the liquidity of the Fund's investments and, through reports from the Manager, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Manager may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment).

     Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and over-the-counter options. Also, the Manager may determine some restricted securities, and emerging market securities to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration.

     In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     INDEXED SECURITIES. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. The Manager will use its judgment in determining whether indexed securities should be treated as money market instruments, bonds, stocks, or as a separate asset class for purposes of the Fund's investment allocations, depending on the individual characteristics of the securities. Indexed securities may be more volatile than the underlying instruments.

     LOWER-QUALITY DEBT SECURITIES. The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and the Fund's ability to dispose of these securities.

     Since the risk of default is higher for lower-quality debt securities, the Manager's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, the Manager will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Manager's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

     The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. The securities purchased by the Fund are used to collateralize the repurchase obligation. As such, they are held in an account of the Fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is the Fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

     RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     SHORT SALES. The Fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if the Manager anticipates a decline in the price of the stock underlying a convertible security the Fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

     When the Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

     ZERO COUPON BONDS. Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

PORTFOLIO TURNOVER


     Turnover rates are primarily a function of the Manager's response to market conditions. The portfolio turnover rate for the period of October 1 through December 31, 1996 was 19%. The turnover rate in the Fund was primarily a result of restructuring the portfolio to ensure the specific holdings were positioned to meet the objectives of the Fund.

     In the Manager's opinion, it may be in the best interest of the Fund to change its portfolio to a fully or partially defensive position at various times during the year. This defensive investment strategy can produce high portfolio turnover ratios when calculated in accordance with SEC rules.


     The portfolio turnover rate for the Fund is not expected to exceed 300% in the current year.

PURCHASE AND SALE OF PORTFOLIO SECURITIES

     The Manager is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. The Manager is also responsible for the placement of transaction orders for other accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Manager considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of Fund expenses. Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.

     The Fund may execute portfolio transactions with broker-dealers who provide research and execution services to the Fund or other accounts over which the Manager or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement).

     The receipt of research from broker-dealers that execute transactions on behalf of the Fund may be useful to the Manager in rendering investment management services to the Fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Fund. The receipt of such research has not reduced the Manager's normal independent research activities; however, it enables the Manager to avoid the additional expenses that could be incurred if the Manager tried to develop comparable information through its own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Fund to pay such higher commissions, the Manager must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the Manager's overall responsibilities to the Fund and its other clients. In reaching this determination, the Manager will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what position of the compensation should be related to those services.

     The Manager is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund to the extent permitted by law. The Manager may use research services provided by and place agency transactions with the Distributor, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

     The Manager may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Manager under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized the Manager to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

     The Fund's Trustees periodically review the Manager's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     From time to time, the Trustees will review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. The Fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.


     During the period October 1, (commencement of operations) through December 31, 1996 the Fund paid total commissions of $3,150 on the purchase and sale of common stocks.

VALUATION OF PORTFOLIO SECURITIES

     Securities owned by the Fund and listed or traded on any national securities exchange are valued at each closing of the New York Stock Exchange on the basis of the last sale on such exchange each day that the exchange is open for business. If there is no sale on that day, or if the security is not listed, it is valued at its last bid quotation on the exchange or, in the case of unlisted securities, as obtained from an established market maker. Futures contracts are valued on the basis of the cost of closing out the liability; i.e., at the settlement price of a closing contract or at the asked quotation for such a contract if there is no sale. Money market instruments (certificates of deposit, commercial paper, etc.) in the Fund are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Fixed income securities are priced at the current quoted bid price. However, U.S. Government Securities and other fixed income securities may be valued on the basis of prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. Portfolio securities for which market quotations are not readily available are to be valued by the Manager in good faith at its own expense under the direction of the Trustees.

     Other assets, which include cash, prepaid and accrued items and amounts receivable as income on investments and from the sale of portfolio securities, are carried at book value, as are all liabilities. Liabilities include accrued expenses, sums owed for securities purchased, and dividends payable.

CALCULATION OF TOTAL RETURN

     From time to time, the Fund may advertise its average annual total returns for various periods of time. When applicable, the periods of time shown will be for a one-year period; a five-year period (or relevant portion thereof) and since inception. The calculation assumes the reinvestment of all dividends and distributions. Examples of the total return calculation for the Fund will assume a hypothetical investment of $1,000 at the beginning of each period.

     It is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               P(1+T)nth power = ERV
               P = initial investment of $1,000
               T = average annual total return
               n = Number of years
               ERV = ending redeemable value at the
               end of the base period

OPTI-flex(R) DYNAMIC FUND:

                                  Total Return
                       -----------------------------------
                                 For the Period
                             October 1, 1996 through
                                December 31, 1996
                                -----------------
Value of Account
  At end of Period                  $1,032.20

Value of Account
  At beginning of Period             1,000.00

Base Period Return                  $   32.20

Average Total Return                    3.22%


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

     All redemptions in kind shall be of readily marketable securities. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash.

     AUTOMATIC ACCOUNT BUILDER. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to Automatic Account Builder participants.

     Further information about these programs and an application form can be obtained from the Distributor.

     SYSTEMATIC WITHDRAWAL PROGRAM. A systematic withdrawal plan is available for shareholders having shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 (which amount is not necessarily recommended). Except as otherwise provided in the Prospectus, to the extent such withdrawals exceed the current net asset value of reinvested dividends, they may be subject to the contingent deferred sales charge. See "How to Buy Shares" and "Other Shareholder Services" in the Prospectus.

     Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to the withdrawal of the Fund's shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                            DISTRIBUTIONS AND TAXES
                            -----------------------

     DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Manager may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Manager with alternate instructions.


     DIVIDENDS. A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as non-qualifying dividends and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will make available to corporate shareholders annually the percentage of Fund dividends that qualifies for the dividends-received deduction. A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.


     CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the Fund on the sale of securities and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

     Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

     FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Because the Fund does not currently anticipate that securities of foreign issuers will constitute more than 25% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

     TAX STATUS OF THE FUND. The Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income (consisting of the income it earns from its investment in the Portfolio, less expenses) and net realized capital gains within each calendar year as well as on a fiscal year basis. The Fund intends to comply with other tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of the Fund's gross income for each fiscal year. Gains from futures contracts and options are included in this 30% calculation, which may limit the Fund's investments in such instruments.

     The Fund qualified as a "regulated investment company" for the year ended 1996.


     OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                         INVESTMENT ADVISER AND MANAGER
                         ------------------------------

     PROACTIVE Money Management, Inc. (the "Manager") is the investment adviser and manager for, and has an Investment Advisory Contract with, the Fund.

     Pursuant to the Investment Advisory Contract with the Fund, the Manager, subject to the supervision of the Fund's Board of Trustees and in conformity with the stated objective and policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Star Bank, N.A., the Portfolio's custodian and Mutual Funds Service Co., the Fund's transfer and disbursing agent. The management services of the Manager are not exclusive under the terms of the Investment Advisory Agreement and the Manager is free to, and does, render management services to others.

     The Manager and the Distributor have entered into a marketing agreement under which the Manager pays the Distributor an amount equal to one-third of the investment advisory fees received by the Manager from the Fund in consideration for the Distributor furnishing marketing services on behalf of the Fund.

     The Investment Advisory Contract for the Fund was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the issued and outstanding shares of the Fund, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Fund, by the Trustees of the Fund, or by the Manager.

     The Fund pays: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from the Manager; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of the shares' distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     Expenses of the Fund also include all fees under its Accounting and Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager under the Investment Advisory Contract and other miscellaneous expenses.

     The Manager earns an annual fee, payable in monthly installments, from the Fund at the rate of 0.75% of the Fund's first $500,000,000 in average net assets and 0.65% of the Fund's average net assets in excess of $500,000,000.


     For the period October 1, (commencement of operations) through December 31, 1996 management fees were earned by Manager totaling $2,364. The Manager voluntarily agreed to waive these fees in order to assist the Fund in achieving its over-all expense objectives.


     PROACTIVE Money Management, Inc. was incorporated in January, 1980 and maintains its principal offices at 500 Chesterfield Center, Suite 250, Chesterfield, MO 63017. The Manager is controlled by C. Martin Unterreiner and Janice B. Unterreiner through the ownership of voting common stock. The Manager's officers and directors, and the principal offices are as set forth as follows: C. Martin Unterreiner, President and a Director; Katherine R. Kearins, Vice President and a Director; Karen A. Scott, Treasurer and a Director; Hope L. Wickline, Secretary; and Jeffrey J. Unterreiner, a Director. C. Martin Unterreiner is Vice President and a Trustee of the Trust. Katherine R. Kearins is Treasurer and a Trustee of the Trust. Jeffrey J. Unterreiner is Chairman, President and a Trustee of the Trust. Hope L. Wickline is Assistant Secretary of the Trust.

                             OFFICERS AND TRUSTEES
                             ---------------------

     The Trustees and executive officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 500 Chesterfield Center, Suite 250, Chesterfield, MO 63017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with either the Portfolio, the Trust or the Manager are indicated by an asterisk (*).

     The Trust is managed by its Trustees and officers. Their names, positions and principal occupations during the past five years are listed below:

                                Position            Principal
Name and Address and Age        Held                Occupation
------------------------        ----                ----------
Jeffrey J. Unterreiner*+, 27    Trustee/Chairman    President, PROACTIVE
                                and President       Financial Services, Inc.
                                                    since October, 1994;
                                                    Registered Representative,
                                                    FFP, Securities, Inc., a
                                                    broker-dealer, from May,
                                                    1990 to October, 1994.

C. Martin Unterreiner*+, 57     Trustee/            President and Chairman of
                                Vice President      the Board, PROACTIVE Money
                                                    Management, Inc. since
                                                    January 1980.

Katherine R. Kearins*+, 30      Trustee             Executive Vice President and
                                                    a Director, PROACTIVE Money
                                                    Management, Inc. since
                                                    February, 1994; Senior
                                                    Accounting Analyst, Storz
                                                    Instrument Co., an
                                                    ophthalmic manufacturing
                                                    company, from September,
                                                    1992 to February, 1994;
                                                    Accounting Analyst, IBM
                                                    Corp., a computer company,
                                                    from June, 1989 to July,
                                                    1992.

Henry J. Bingham, 66            Trustee             Executive Managing Director,
Van Eck Global Funds                                Van Eck Associates Corp., an
99 Park Avenue                                      investment adviser, since
New York, NY  10016                                 1984.

Peter B. Mauthe, 41             Trustee             President, CORE Asset
CORE Asset Management                               Management, an investment
19700 Fairchild, Suite 120                          adviser, from June, 1993 to
Irvine, CA  92715                                   present; President, MK Asset
                                                    Management, an investment
                                                    adviser, from January, 1984
                                                    to June 1993.

Patricia A. Houtz, 46           Trustee             President, Jupiter Group,
Jupiter Group, Inc.                                 Inc., a market timing/mutual
120 Country Club Drive                              fund switching subscription
Incline Village, NV  89450                          advisory service, from 1992
                                                    to present; Principal, First
                                                    Affiliated Securities, a
                                                    broker-dealer, from 1990 to
                                                    1992.

Raymond E. Doerr, 74            Trustee             Retired, formerly Engineer-
534 Fairways Circle                                 ing Director for Monsanto
St. Louis, MO  63141                                Company, a chemical company.
                                                    Retired November, 1982.

Patrick L. Durbin, 50           Trustee             Chief Executive Officer,
7320 N. Mopac, Suite 312                            Plan View, Inc., a computer
Austin, TX  78731                                   software company, since
                                                    1988.

Peter J. Krussel*+, 24          Secretary           Registered representative,
                                                    PROACTIVE Financial
                                                    Services, Inc., since May,
                                                    1994; student at Quincy
                                                    University, from 1990 to
                                                    1994.

Tonjua G. Donnelly*+, 27        Assistant           Executive Administrator,
                                Treasurer           PROACTIVE Financial
                                                    Services, Inc., since
                                                    November, 1994; Clerk, Magna
                                                    Group, from June, 1992 to
                                                    November, 1994; student,
                                                    University of Missouri, from
                                                    1988 to June, 1992.

Hope L. Wickline*+, 30          Assistant           Compliance Officer,
                                Secretary           Secretary, Treasurer, and a
                                                    Director, PROACTIVE Money
                                                    Management, Inc., since
                                                    June, 1994; Employment
                                                    Security Deputy, State of
                                                    Missouri, from March, 1994
                                                    to June, 1994; Data Control
                                                    Technician II, State of
                                                    Kansas, from August, 1991 to
                                                    February, 1994.

Karen A. Fontana*+,29           Treasurer           Administrative Vice
                                                    President and a Director,
                                                    PROACTIVE Money Management,
                                                    Inc., since May, 1995;
                                                    Financial Analyst, Storz
                                                    Instrument Co., an
                                                    ophthalmic manufacturing
                                                    company, from May 1990 to
                                                    May, 1995.

*"Interested Person" of the Trust (as defined in the Investment Company Act of
1940).

+500 Chesterfield Center, Suite 250, Chesterfield, MO  63017.

     C. Martin Unterreiner is Jeffrey J. Unterreiner's father. Jeffrey J. Unterreiner is a director of PROACTIVE Money Management, Inc.


     The following table shows the compensation paid by the Fund to the Trustees of the Fund during the fiscal year ended December 31, 1996:

                               COMPENSATION TABLE
                                                        Pension or
                                                        Retirement           Estimated         Total
                                                        Benefits             Annual            Compensation
                                   Aggregate            Accrued as           Benefits          from Registrant
                                   Compensation         Part of              Upon              and Fund Complex
Trustee                            from the Fund        Fund Expenses        Retirement        Paid to Trustees
-------                            -------------        -------------        ----------        ----------------
Jeffrey J. Unterreiner             None                 None                 None              None
C. Martin Unterreiner              None                 None                 None              None
Katherine R. Kearins               None                 None                 None              None
Henry J. Bingham                   $2,250               None                 None              $2,250
Raymond E. Doerr                   $2,250               None                 None              $2,250
Patrick L. Durbin                  $2,000               None                 None              $2,000
Patricia A. Houtz                  $2,000               None                 None              $2,000
Peter B. Mauthe                    $1,250               None                 None              $1,250


     The Trust pays each Trustee who is not an "interested person" an annual fee of $2,000, plus $500 for each meeting of the Board of Trustees attended. Messrs. Doerr, Mauthe and Bingham comprise the Audit Committee for the Trust. Each member of the Audit Committee is paid $250 for each meeting of the Audit Committee attended. Trustee fees for the OPTI-flex(R) Dynamic Fund totaled $9,000 for the year ended December 31, 1996. Audit Committee meeting fees totaled $750 for the year ended December 31, 1996. All other officers and Trustees serve without compensation from the Trust.


                                THE DISTRIBUTOR
                                ---------------

     PROACTIVE Financial Services, Inc. (the "Distributor"), 500 Chesterfield Center, Suite 250, Chesterfield, MO 63017, acts as the distributor of the shares of the Fund.

     Pursuant to a plan of distribution (the "Plan") adopted by the Fund under Rule 12b-1 under the 1940 Act and an underwriting agreement (the Underwriting Agreement), the Distributor incurs the expenses of distributing the Fund's shares. See "Distribution Plan" in the Prospectus.

     On May 3, 1996, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on the Plan, adopted a plan of distribution for the shares of the Fund.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of shares. See "How to Buy Shares" in the Prospectus.

     The Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Trustees who are not interested persons or by the vote of the holders of a majority of the outstanding shares of the Fund. The Plan may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders, and all material amendments are required to be approved by the Board of Trustees in the manner described above. The Fund will not be contractually obligated to pay expenses incurred under the Plan if it is terminated or not continued.

     Pursuant to the Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Trustees who are not interested persons of the Fund shall be committed to the Trustees who are not interested persons of the Fund.


     Pursuant to the Underwriting Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933 and the Investment Company Act of 1940. The Underwriting Agreement was approved by the Board of Trustees, including a majority of the Rule 12b-1 Trustees, on May 3, 1996. Total payments made by the Fund to the distributor for the period October 1, 1996 (commencement of operations) through December 31, 1996 amounted to $3,671. A portion of the payments were used to offset part of initial commissions paid to securities dealers for the sale of Fund shares.


                      INDIVIDUAL RETIREMENT ACCOUNTS (IRA)
                      ------------------------------------

     IRA accounts have a $4,000 minimum purchase requirement. Information concerning contribution limitations for IRA accounts are described below.


     The Small Business Job Protection Act of 1996 and the Health Insurance Portability and Accountability Act of 1996 made a number of changes to the laws governing IRAs.

DEDUCTIBLE CONTRIBUTIONS

     Regular - Contributions to an IRA (except for rollovers) cannot exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If neither you nor your spouse is an active participant in an employer plan, you may make a contribution up to this limit and take a deduction for the entire amount contributed. If you or your spouse is an active participant and your adjusted gross income (AGI) is below a certain level, you may also make a contribution and take a deduction for the entire amount contributed. However, if you or your spouse is an active participant and your AGI is above the specified level, the dollar limit of the deductible contribution you make to your IRA may be reduced or eliminated.

     Regular contributions are not allowed for the year in which you attain age 70-1/2 or for any year thereafter. Contributions for a year may be made during such year or by the tax return filing date for such year (not including extensions), if irrevocably designated for such year, in writing, when such contribution is made.

     If you and your spouse each receive compensation during the year and are otherwise eligible, each of you may establish your own IRA.

     Spousal - You may make spousal IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year; 2) you have less compensation than your spouse for such year; 3) you do not reach 70-1/2 by the end of such year; and 4) you file a joint federal income tax return for such year.

     For a tax year before 1997, the spousal contribution rules limit the aggregate amount of the contributions to both of your IRAs for a year to the lesser of $2,250 or the amount of the compensated spouse's compensation for such year. The contributions do not have to be split equally between the IRAs belonging to you and your spouse. However, the total contribution to either of your IRAs may not exceed $2,000.

     For tax years after 1996, if you are the compensated spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's IRA contribution.

     Contributions for your spouse must be made to a separate IRA established by your spouse as the depositor or grantor of his or her own IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to IRAs.

     Active Participant - If you are not self-employed, your Form W-2 should indicate your participation status. If you have questions about your participation status, check with your employer or your tax advisor.

     You are covered by a retirement plan for a year if your employer or union has a retirement plan under which money is added to your account, or you are eligible to earn retirement credits, even if you are not yet vested in your retirement plan. Also, if you make required contributions or voluntary contributions to an employer-sponsored retirement plan, you are an active participant.

     Adjusted Gross Income (AGI) - If you are an active participant, the amount of your AGI for the year (if you and your spouse file a joint tax return, your combined AGI) will be used to determine if you can make a deductible IRA contribution. If you are at or below a certain AGI level, called the Threshold Level, you can make a deductible contribution under the same rules as a person who is not an active participant.

     If you are single, or treated as being single, your AGI Threshold Level is $25,000. If you are married and file a joint tax return, your AGI Threshold Level is $40,000. If you are married, file a separate tax return, and live with your spouse for any part of the year, your AGI Threshold Level is $0.

NONDEDUCTIBLE CONTRIBUTIONS

     Eligibility - Even if your deduction limit is less than $2,000, you may still contribute using the rules in the "Deductible Contributions" section above. The portion of your IRA contribution that is not deductible will be a nondeductible contribution. You may choose to make a nondeductible IRA contribution even if you could have deducted part or all of the contribution. Generally, interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until distributed from your IRA.

     Rollover Contributions-Individuals who receive certain lump-sum distributions from employer-sponsored retirement plans may make roll-over contributions to an IRA and by doing so defer taxes on the distribution and shelter any investment earnings.

                            DESCRIPTION OF THE TRUST
                            ------------------------

     TRUST ORGANIZATION. The assets of the Trust received for the issue or sale of the shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund.

     SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees include a provision limiting the obligations created thereby to the Trust and its assets.

     The Declaration of Trust provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

     The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

     VOTING RIGHTS. The Fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each share you own. The shares have no preemptive or conversion rights; the voting and dividend rights, and the right of redemption, are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or the Fund may, as set forth in the Declaration of Trust, call meetings of the Trust or the Fund for any purpose related to the Trust or Fund, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or the Fund may be terminated upon the sale of its assets to another open-end management investment company if approved by vote of the holders of a majority of the Trust or the Fund (when such sale is recommended by the Trustees). The Trust or the Fund may be terminated upon liquidation and distribution of its assets if approved by the Trustees or by vote of the holders of a majority of the Trust or the Fund. If not so terminated, the Trust and the Fund will continue indefinitely.

     CUSTODIAN. Star Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian of the assets of the Fund. The custodian is responsible for the safekeeping of the Fund's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

     AUDITOR. KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215, serves as the Trust's independent accountant. The auditor examines financial statements for the Fund and provides other audit, tax, and related services.

                    PRINCIPAL HOLDERS OF OUTSTANDING SHARES
                    ---------------------------------------


     As of March 17, 1997, the following persons owned 5% or more of the
OPTI-flex(R) Dynamic Fund outstanding shares of beneficial interest:
Name and Address                     Amount of Record             Percent (%)
of Beneficial Owner                  and Beneficial (Shares)      of Class
-------------------                  -----------------------      --------
C. Martin Unterreiner                 56,794.674                   6.0
Janice B. Unterreiner JTWROS
500 Chesterfield Center
Chesterfield, MO  63017

C. Martin Unterreiner IRA            101,009.878                  10.7
500 Chesterfield Center
Chesterfield, MO  63017

     C. Martin Unterreiner is an officer and Trustee of the Trust. C. Martin Unterreiner and Janice B. Unterreiner purchased such shares for investment purposes only.

     As of March 17, 1997, securities of the OPTI-flex(R) Dynamic Fund owned by all officers and trustees as a group represent 17.0% of the outstanding shares of the Fund.


                              FINANCIAL STATEMENTS
                              --------------------

     Financial Statements for the Fund are presented on the following pages.

                                  DYNAMIC FUND

                Portfolio of Investments as of December 31, 1996
                                                       SHARES      VALUE
                                                  ---------------------------
MUTUAL FUNDS - 78.2%
Artisan International Fund                             7,734      $103,016
Eaton Vance Traditional Greater China Fund            22,714      $368,641
Eaton Vance Traditional Greater India Fund            41,573      $251,933
G.T. Global Strategic Income Advisor Fund              8,370      $101,534
Guinness Flight China & Hong Kong Fund                 9,476      $167,788
Harbor International Growth Fund                       6,294      $102,207
Heartland Value & Income Plus Fund                     6,460       $88,693
Invesco European Small Company Fund                    6,502      $104,226
Invesco Strategic Energy Fund                          6,920      $100,069
Invesco Strategic Financial Services Fund              4,504      $100,090
Invesco Strategic Gold Fund                           17,897       $99,541
Invesco Value Equity Fund                              4,156       $98,634
Invesco Worldwide Capital Goods Fund                  10,552      $101,155
Invesco Worldwide Communications Fund                  8,185      $103,352
Janus High Yield Fund                                  7,643       $85,831
Janus Overseas Fund                                    7,473      $113,736
Lexington Gold Fund                                   27,201      $162,388
Lexington Small Cap Asia Fund                         18,985      $232,379
Lexington Strategic Silver Fund                       24,725      $104,586
Longleaf Partners Small Cap Fund                       2,843       $50,782
Matthews Pacific Tiger Fund                            5,751       $69,708
Montgomery Growth Fund                                 8,155      $164,326
Montgomery International Growth Fund                  14,134      $203,534
Montgomery International Small Cap Fund               17,772      $268,885
Montgomery Small Cap Opportunity Fund                 10,413      $171,496
Oakmark Small Cap Fund                                 7,837      $113,171
Rydex Precious Metals Fund                            28,713      $245,786
Scudder Emerging Markets Income Fund                  16,111      $197,848
Scudder Gold Fund                                      5,486       $69,559
Scudder Greater Europe Growth Fund                    11,362      $205,434
Strong Asia Pacific Fund                               3,577       $34,127
Strong High Yield Bond Fund                           16,664      $190,806
Twentieth Century Value Fund                          13,948       $91,915
Twentieth International Discovery Fund                12,482       $91,866
Vontobel Eastern European Equity Fund                 16,998      $253,102
Warburg Pincus Small Company Value Fund                5,717       $88,276
Wright International Blue Chip Equities Fund           4,223       $70,485
                                                                  --------

     TOTAL MUTUAL FUNDS (Cost $5,172,789)                       $5,170,905
                                                                ----------

                                  DYNAMIC FUND

          Portfolio of Investments as of December 31, 1996 (Continued)
CLOSED END MUTUAL FUNDS - 18.3%
Alliance Global Environment Fund                       2,000       $25,000
Americas Income Trust, Inc.                            3,000       $22,125
Austria Fund                                           2,000       $18,000
Baker Fentress & Company                               2,000       $33,750
Black Rock North America Government, Inc.              2,000       $19,750
Central European Equity Fund                           2,000       $39,500
Clemente Global Growth Fund                            4,000       $30,000
Emerging Germany Fund, Inc.                            3,000       $24,375
Emerging Markets Infrastructure Fund                   2,000       $21,750
Emerging Markets Telecommunications Fund               1,000       $15,250
Emerging Mexico Fund, Inc.                             1,000        $7,375
Engex, Inc.                                            1,000       $11,750
Equus, Inc.                                            3,000       $48,375
European Warrant Fund, Inc.                            3,000       $34,875
First Australia Fund, Inc.                             1,000        $8,687
First Commonwealth Fund                                2,000       $24,000
First Iberian Fund                                     4,000       $43,500
First Israel Fund                                      1,000       $11,875
First Phillipine Fund                                  3,000       $45,000
France Growth Fund, Inc.                               2,000       $20,750
Germany Fund                                           1,000       $12,625
Global Health Sciences Fund                            2,000       $29,000
Global High Income Dollar Fund                         1,000       $12,875
Global Small Cap Fund                                  1,000       $11,625
Greater China Fund                                     2,000       $31,250
Growth Fund of Spain, Inc.                             3,000       $38,250
G.T. Global Developing Markets Fund                    3,000       $34,875
G.T. Global Greater Eastern Europe Fund                2,000       $25,750
Hong Kong Country Basket Index Fund                    1,000       $33,000
Italy Fund, Inc.                                       1,000        $8,750
Japan Country Basket Index Fund                        1,000       $32,250
Jardine Fleming China Region Fund                      1,000       $11,375
Latin America Growth Fund                              1,000        $9,750
Latin America Investment Fund                          1,000       $15,750
Mexico Equity & Income Fund                            1,000        $9,500
Mexico Fund                                            1,000       $15,000
Morgan GrenFell Small Cap Fund                         2,000       $21,000
Morgan Stanley Africa Investment Fund                  1,000       $13,625
Morgan Stanley Asia Fund                               2,000       $19,500
New Germany Fund                                       3,000       $40,125
Portugal Fund                                          3,000       $41,250
Scudder New Asia Fund, Inc.                            1,000       $12,500
Scudder New Europe Fund                                1,000       $13,875
Southern Africa Fund, Inc.                             1,000       $14,625
TCW/DW Emerging Markets Opportunity Fund               1,000       $11,125
Templeton China World Fund                             2,000       $26,500
Templeton Dragon Fund, Inc.                            1,000       $16,125
Templeton Global Income Fund                           3,000       $21,375
Templeton Vietnam Opportunities Fund                   2,000       $23,500
The Spain Fund, Inc.                                   2,000       $22,750
Tri-Continental Corporation                            1,000       $24,125
World Equity Benchmark Shares - Japan                  1,000       $13,062
Worldwide Dollarvest Fund                              1,000       $13,250
Worldwide Value Fund                                   1,000       $22,000
                                                                   -------

     TOTAL CLOSED END MUTUAL FUNDS (Cost $1,209,008)            $1,207,624
                                                                ----------

                                  DYNAMIC FUND

          Portfolio of Investments as of December 31, 1996 (Continued)
COMMON STOCKS - 3.5%
Aetrium, Inc.                                          1,000       $13,250
Aseco Corporation                                      1,000       $11,625
Bel Fuse, Inc.                                         1,000       $14,125
Buffets, Inc.                                          3,000       $27,375
Cavalier Homes, Inc.                                   1,000       $11,500
Cohu, Inc.                                             1,000       $23,250
Devon Group                                            1,000       $27,500
Electroglas, Inc.                                      1,000       $16,125
In Focus Systems, Inc.                                   100        $2,163
Merix, Corporation                                     1,000       $15,250
Microtest, Inc.                                        1,000        $9,750
Tencor Instruments                                     1,000       $26,375
Ultratech Stepper, Inc.                                1,000       $23,750
Zoom Telephonics                                       1,000       $10,125
                                                                   -------

     TOTAL COMMON STOCKS (Cost $231,266)                          $232,163
                                                                  --------

     TOTAL INVESTMENTS - 100% (Cost $6,613,062)                 $6,610,692
                                                                ==========

See accompanying notes to financial statements

                                  DYNAMIC FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996
Assets:

     Investments at Market Value                  $6,610,692
          (Cost of $6,613,062)
     Cash                                            334,371
     Receivable for capital stock sold                76,785
     Dividends receivable                             30,227
     Unamortized organizational costs                 71,194
     Receivable from advisor                           8,767
     Prepaid expense                                   7,062
                                                  ----------

Total Assets                                                    $7,139,098
                                                                ----------


Liabilities:

     Payable for securities purchased                226,573
     Payable for capital stock redeemed                4,792
     Dividends payable                                    95
     Other accrued liabilities                       101,568
                                                  ----------

Total Liabilities                                                 $333,028
                                                                ----------


Net Assets:

     Capital                                       6,808,440
     Net unrealized gain (loss) on investments        (2,370)
                                                  ----------
Net Assets                                                      $6,806,070
                                                                ==========


Capital Stock Outstanding                                          672,022
                                                                ----------

Net Asset Value and Offering Price Per Share                        $10.13
                                                                ----------

See accompanying notes to financial statements

                                  DYNAMIC FUND

                            STATEMENT OF OPERATIONS

           For the period October 1, 1996 * Through December 31, 1996
Investment Income:
     Interest                                           $373
     Dividends                                        67,203
                                                  ----------

Total Investment Income                                            $67,576
                                                                ----------

Fund Expenses:
     Investment advisory fees                          2,364
     Audit fees                                       10,000
     Custodian fees                                    1,541
     Printing and postage                              2,873
     Transfer agent and accounting fees                6,110
     Registration and filing fees                      5,520
     Amortization of organization expense              3,778
     Trustee fees                                      6,762
     Administrative fees                               6,881
     Distribution expense                              2,364
     Shareholder service fee                             788
     Insurance expense                                 1,112
     Other expenses                                      184
                                                  ----------
     Total Expenses                                   50,277

          Management fees waived by advisor           (2,364)
          Reimbursement of expenses by advisor       (39,693)
                                                  ----------

Total Expenses - net                                                $8,220
                                                                ----------

Investment Income - net                                            $59,356
                                                                ----------

Realized and Unrealized Gain (Loss)
     On investment - net:
     Net realized gain                                65,717
     Change in unrealized depreciation
          of investments                              (2,370)
                                                  ----------

Net Gain On Investments                                            $63,347
                                                                ----------

Net Increase In Net Assets Resulting From Operations              $122,703
                                                                ----------

* Date of commencement of operations

See accompanying notes to financial statements

                                  DYNAMIC FUND

                       STATEMENT OF CHANGES IN NET ASSETS

           For the period October 1, 1996 * Through December 31, 1996
Increase (Decrease) In Net Assets:
Operations:
     Net investment income                           $59,356
     Net realized gain on investments                 65,717
     Net change in unrealized depreciation
          of investments                              (2,370)
                                                  ----------

Net increase in net assets resulting from
     operations                                                   $122,703
                                                                ----------

Dividends And Distributions To Shareholders From:
     Net investment income                           (59,356)
     Net realized gain from investment
          transactions                               (65,717)
                                                  ----------

Net decrease in net assets resulting from
     dividends and distributions                                 ($125,073)
                                                                ----------

Capital Share Transactions:
     Net proceeds from sales                       6,694,304
     Reinvestment of dividends                       124,978
     Cost of redemptions                             (10,842)
                                                  ----------

Net increase in net assets resulting from
     capital share transactions                                 $6,808,440
                                                                ----------

Total Increase In Net Assets                                    $6,806,070

Net Assets - Beginning Of Period                                    --
                                                                ----------

Net Assets - End Of Period                                      $6,806,070
                                                                ==========

Changes In Shares Outstanding:

     Shares sold                                     660,748
     Shares issued in connection with
          reinvestment of dividends                   12,338
     Shares redeemed                                  (1,064)
                                                  ----------

     Net increase                                                  672,022
                                                                ==========

* Date of commencement of operations

See accompanying notes to financial statements

                                  DYNAMIC FUND

                              FINANCIAL HIGHLIGHTS
                              --------------------

            Selected per share data and ratios for an average share
                         outstanding during the period

                                 For the Period
                              October 1, 1996 (2)
                           Through December 31, 1996
                           -------------------------
Net Asset Value, Beginning of Period                                $10.00

     Income from Investment Operations

          Net Investment income                        $0.09
          Net gains or losses on securities
               (both realized and unrealized)          $0.23
                                                  ----------

          Total From Investment Operations                           $0.32
                                                                ----------

     Less Distributions

          Dividends (from net investment income)      ($0.09)
          Distributions in excess of net
               investment income                      ($0.10)
                                                  ----------

          Total Distributions                                       ($0.19)
                                                                ----------

Net Asset Value, End of Period                                      $10.13
                                                                ----------

Total Return                                                         3.22%

Ratios/Supplemental Data

     Net Assets, End of Period                                  $6,806,070
     Ratio of Expenses to Average Net Assets (1)                     2.39%
     Ratio of Net Investment Income to Average
          Net Assets (1)(3)                                         17.25%
     Portfolio Turnover Rate                                        18.77%
     Ratio of Expenses to Average Net Assets,
          before waiver of fees                                     14.61%
     Ratio of Net Investment Income to Average
          Net Assets before waiver of fees                           5.03%


     (1) Annualized

     (2) Date of commencement of operations

     (3) This ratio is higher than it would usually be with a fund of this type because it is an annualized amount using the Net Investment Income of the Fund earned during the period, October 1, 1996 through December 31, 1996, which included year-end dividend and capital gains distributions.

See accompanying notes to financial statements

                                  DYNAMIC FUND

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996

1. ORGANIZATION
The PROACTIVE Asset Allocation Funds was organized in 1996 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The OPTI-flex(R) Dynamic Fund (the "Fund") commenced operations on October 1, 1996.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments - Securities which are traded on stock exchanges are valued at the last sales price as of the close of business on the New York Stock Exchange on the day of valuation, or, lacking any sales, at the closing bid prices. Mutual funds are valued at the daily redemption value determined by the underlying fund.

Money market securities maturing more than 60 days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within 60 days or less to maturity, the difference between the valuation existing on the 61st day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within 60 days from their date of acquisition are valued at amortized cost.

Repurchase Agreements - It is the Fund's policy to take possession of the collateral for repurchase agreements before payment is made to the seller. Market value of the collateral must be at least 100% of the amount of the repurchase agreement.

Income Taxes - It is the Fundis policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Organizational Costs - The cost related to the organization of the Fund has been deferred and is being amortized on a straight-line basis over a five year period.

                                  DYNAMIC FUND

                               December 31, 1996

3. INVESTMENT ADVISORY AGREEMENT
PROACTIVE Money Management, Inc. (PROACTIVE) provides the Fund with investment management research, statistical, and advisory services. For such services, the Fund pays monthly a fee based upon the average daily value of the Fundis net assets at the following annual rates: 0.75% of average net assets up to $500 million, 0.65% of average net assets exceeding $500 million. During the period ended December 31, 1996, PROACTIVE voluntarily waived all of its investment advisory fees in the Fund.

The Fund has adopted a distribution expense plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund may use as much as 75/100 of 1% of net assets annually to aid in the distribution of shares. The Fund has adopted a service plan for using as much as 25/100 of 1% of net assets annually to aid in the distribution of shares.

Certain officers and/or trustees of the Fund are officers and/or directors of PROACTIVE.

4. CAPITAL SHARE TRANSACTIONS
At December 31, 1996, an indefinite number of shares of $0.10 par value stock were authorized in the Fund and capital amounted to $6,808,440 in the Fund. Transactions on capital stock are included elsewhere in this report.

5. PURCHASES AND SALES OF INVESTMENTS
Purchases and sales of investments, excluding short-term investments and U.S. Government and agency obligations for the year ended December 31, 1996 were as follows:

                     Purchases        Sales
                     ---------        -----
OPTI-flex(R)         $6,970,087      $335,043

As of December 31, 1996, the aggregate cost if investments and net unrealized appreciation (depreciation) for Federal income tax purposes was comprised of the following:

                              Unrealized       Unrealized       Net Unrealized
               Investment    Appreciation     Depreciation       Depreciation
                  Cost      of Investments    of Investments    of Investments
                  ----      --------------    --------------    --------------
OPTI-flex(R)   $6,613,062       $101,550        ($103,920)         ($2,370)

                                  DYNAMIC FUND

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
The OPTI-flex(R) Dynamic Fund:


     We have audited the accompanying statement of assets and liabilities of the OPTI-flex(R) Dynamic Fund (Fund) including the portfolios of investments as of December 31, 1996, and the related statement of operations, statement of changes in net assets and the financial highlights for the period indicated herein. These financial statements and the financial highlights are the responsibility of the Fundis management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1996, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of the OPTI-flex(R) Dynamic Fund at December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the period indicated herein, in conformity with generally accepted accounting principles.



                                                           KPMG Peat Marwick LLP
Columbus, Ohio
January 31, 1997

                                    APPENDIX

     Description of Moody's Investors Service Inc.'s Corporate Bond Ratings:
     -----------------------------------------------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

     C - Bonds which are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1,2, and 3, in each generic rating classification from Aa through C in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Description of Standard & Poor's Corporation's Corporate Bond Ratings:
     ----------------------------------------------------------------------

     AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

     B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or, economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

     CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

     C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     CI- The rating CI is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings from AA to D may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                                     PART C
                                     ------
                               OTHER INFORMATION
                               -----------------


Item 24.  Financial Statements and Exhibits
          ---------------------------------

     (a)  Financial Statements

          Financial Statements included in Part A
               Financial Highlights.

          Financial Statements included in Part B
               Portfolio of Investments - December 31, 1996.
               Statement of Assets and Liabilities - December 31, 1996. Statement of Operations- For the period October 1, 1996 through
                    December 31, 1996.
               Statement of Changes in Net Assets - For the period October 1,
                    1996 through December 31, 1996.
               Financial Highlights - For the period October 1, 1996 through
                    December 31, 1996.
               Notes to Financial Statements - December 31, 1996.
               Independent Auditors' Report dated January 31, 1997.

Statements and schedules other than those listed above are omitted because they are not required, or because the information required is included in the financial statements or notes thereto.

     (b) Exhibits:
         ---------

          *1.  Declaration of Trust.

          *2.  By-laws of the Trust.

           3.  Not Applicable.

           4.  Not Applicable.

          *5. Investment Advisory Agreement, dated May 3, 1996, between Proactive Money Management, Inc. and Registrant with regard to the Fund.

          *6. Underwriting Agreement between Proactive Financial Services, Inc. and Registrant, dated May 3, 1996.

           7.  Not Applicable.

          *8. Custody Agreement between Registrant and Star Bank, National Association dated June 5, 1996.

          *9. Administration Services Agreement between the Fund and Mutual Funds Service Co.

         *10.  Opinion and Consent of Counsel.

          11. Consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants is filed herewith.

          12.  Not Applicable.

         *13.  Investment Representation Letter of Initial Shareholder.

          14.  Not Applicable.

         *15.  The Distribution and Service Plan for the Fund, dated May 3,
               1996.

          16. Schedule for computation of performance quotation is filed herewith.

          17.  Not Applicable

          18.  Not Applicable.

         *19.  Powers of Attorney of Trustees of Registrant.

          *Filed June 5, 1996 and incorporated herein by reference.

Item 25.  Persons Controlled by or under Common Control with Registrant.
          --------------------------------------------------------------

          None.

Item 26.  Number of Holders of Securities at March 17, 1997.
          --------------------------------------------------
           Title of                                        Number of
            Class                   Fund                 Record Holders
           --------                 ----                 --------------
          Shares of                 OPTI-flex(R)
          Beneficial Interest       Dynamic Fund              184

Item 27.  Indemnification
          ---------------

          Reference is made to Section 5.3 of the Declaration of Trust filed as an exhibit to Registrant's initial Registration Statement on June 5, 1996. As provided therein, the Trust is required to indemnify its officers and trustees against claims and liability arising in connection with the affairs of the Trust, except liability arising from breach of trust, bad faith, willful misfeasance, gross negligence or reckless disregard of duties. The Trust is obligated to undertake the defense of any action brought against any officer, trustee or shareholder, and to pay the expenses thereof if he or she acted in good faith and in a manner he reasonably believed to in or not opposed to the best interest of the Trust, and with respect to any criminal action had no reasonable cause to believe his or her conduct was unlawful. Other conditions are applicable to the right of indemnification as set forth in the Declaration of Trust. In applying these provisions, the Trust will comply with the provisions of Investment Company Act.

Item 28.  Business and Other Connections of Investment Adviser.
          -----------------------------------------------------

          Not Applicable.

Item 29.  Principal Underwriters.
          -----------------------

          (a)  Not Applicable.

          (b)

          Name and Principal        Positions and Offices  Positions and Offices
          Business Address          with Underwriter       with Registrant
          ------------------        ---------------------  ---------------------
          Jeffrey J. Unterreiner    President, Secretary,  Chairman and
          500 Chesterfield Center,  Treasurer and          President
          Suite 250                 Director
          Chesterfield, MO  63017

          (c)  Not Applicable.

Item 30.  Location of Accounts and Records.
          ---------------------------------

          Registrant's Declaration of Trust, By-laws, and Minutes of Trustees' and Shareholders' Meetings, and contracts and like documents are in the physical possession of Mutual Funds Service Co., the Registrant's fund accountant, administrator and transfer agent, at 6000 Memorial Drive, Dublin, Ohio 43017 or Proactive Money Management, Inc., 500 Chesterfield Center, Suite 250, Chesterfield, MO 63017. Certain custodial records are in the custody of Star Bank, N.A., the Fund's custodian, at 425 Walnut Street, Cincinnati, Ohio 45202. All other records are kept in the custody of Proactive Money Management, Inc. at 500 Chesterfield Center, Suite 250, Chesterfield, MO 63017 and Mutual Funds Service Co., 6000 Memorial Drive, Dublin, OH 43017.

Item 31.  Management Services.
          --------------------

          Not Applicable.

Item 32.  Undertakings.
          -------------

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Not Applicable.

          (d) The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more trustees, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, and will assist communications among shareholders as set forth within Section 16(c) of the 1940 Act.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Chesterfield, and the State of Missouri on the 3rd day of April, 1997.

                                                PROACTIVE ASSET ALLOCATION FUNDS


                                                  BY: /s/ Jeffrey J. Unterreiner
                                                     ---------------------------
                                                      Jeffrey J. Unterreiner
                                                      Chairman and President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on the 3rd day of April, 1997.

     Signature                          Title
     ---------                          -----

/s/ Jeffrey J. Unterreiner              Chairman, President and Trustee
----------------------------------
Jeffrey J. Unterreiner

/s/ C. Martin Unterreiner               Vice President and Trustee
----------------------------------
C. Martin Unterreiner

Katherine R. Kearins*                   Treasurer, Principal Financial Officer,
----------------------------------      Principal Accounting Officer and Trustee
Katherine R. Kearins

Patrick L. Durbin*                      Trustee
----------------------------------
Patrick L. Durbin

Henry J. Bingham*                       Trustee
----------------------------------
Henry J. Bingham

Raymond E. Doerr*                       Trustee
----------------------------------
Raymond E. Doerr

Patricia A. Houtz*                      Trustee
----------------------------------
Patricia A. Houtz

Peter B. Mauthe*                        Trustee
----------------------------------
Peter B. Mauthe

*By: /s/ Jeffrey J. Unterreiner
     -----------------------------
     Jeffrey J. Unterreiner
     Executed by Jeffrey J. Unterreiner on behalf
     of those indicated pursuant to Powers of Attorney